UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21625

Intrepid Capital Management Funds Trust
(Exact name of registrant as specified in charter)

1400 Marsh Landing Parkway, Suite 106
Jacksonville Beach, FL 32250
(Address of principal executive offices) (Zip code)

Mark F. Travis
1400 Marsh Landing Parkway, Suite 106
Jacksonville Beach FL 32250
(Name and address of agent for service)

1-904-246-3433
Registrant's telephone number, including area code

Date of fiscal year end: 09/30/2021

Date of reporting period: 09/30/2021

Item 1. Reports to Stockholders.

(a)	[Insert full text of annual report here]

Intrepid Capital Fund
Intrepid Endurance Fund
Intrepid Income Fund

Annual Report
September 30, 2021

Intrepid Capital Fund

October 1, 2021

Mark F. Travis, President/C.E.O.

PERFORMANCE

	Total Return as of September 30, 2021
	Inception
	Date	Qtr.	YTD	1 Year
Intrepid Capital Fund – Inv.	01/03/05	-2.89%	8.70%	24.30%
Intrepid Capital Fund – Inst.	04/30/10	-2.74%	8.98%	24.72%
Bloomberg Combined 1-5Yr		0.41%	9.28%	17.39%
S&P 500® Index		0.58%	15.92%	30.00%

	Average Annualized Total Returns
	as of September 30, 2021
				Since
	3 Year	5 Year	10 Year	Inception
Intrepid Capital Fund – Inv.	3.81%	3.89%	6.19%	5.91%
Intrepid Capital Fund – Inst.	4.08%	4.16%	6.46%	5.73%
Bloomberg Combined 1-5Yr	11.37%	11.11%	10.75%	7.47%^
S&P 500® Index	15.99%	16.90%	16.63%	10.14%^

^
Since Inception returns are as of the Fund’s Investor Class inception date. Since the inception date of the Institutional Class, the annualized return of the Bloomberg Combined 1-5Yr Index is 9.49% and S&P 500® Index is 14.24%.

Performance data quoted represents past performance and does not guarantee future results.

Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 866-996-FUND. The Fund imposes a 2% redemption fee on shares held for 30 days or less. Performance data does not reflect the redemption fee. If it had, returns would be reduced.

Per the Prospectus dated January 31, 2021, the annual operating expense (gross) for the Intrepid Capital Fund-Investor Share Class is 1.70% and for the Intrepid Capital Fund-Institutional Share Class is 1.45%. The Fund’s Advisor has contractually agreed to waive a portion of its fees and/or reimburse expenses until January 31, 2022, such that the total operating expense for the Capital Fund-Investor Share Class is 1.40% and for the Capital Fund-Institutional Share Class is 1.15%. The Capital

Intrepid Capital Fund

Fund may have Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement higher than these expense caps as a result of acquired fund fees and expenses or other expenses (such as taxes, interest, brokerage commissions and extraordinary items) that are excluded from the calculation. As a result of the calculations, the Net Expense for the Capital Fund-Investor Share Class is 1.41%. The Net Expense for the Capital Fund-Institutional Share Class is 1.16%. The Net Expense Ratio represents the percentage paid by investors. Otherwise, performance shown would have been lower.

October 1, 2021

“I sit on a man’s back, choking him and making him carry me, and yet assure others that I am very sorry for him and wish to ease his lot by all possible means.”
–Leo Tolstoy

Dear Fellow Shareholders

The Intrepid Capital Fund completed its fiscal year on September 30th, 2021 with a total return of 24.30% for the Investor share class for that period. For the six months since our last shareholder letter of 3/31/21, the Intrepid Capital Fund had a total return of 3.22%. Much of the Fund’s performance was “front-loaded” into the 4th quarter of 2020 and 1st quarter of 2021. The third calendar quarter of 2021 (the Fund’s fourth fiscal quarter) proved to be more difficult for the Fund with a return of -2.89%.

The market has now caught a whiff of several things in my opinion that caused the third quarter to be more challenging:

1.
Inflation. Despite repeated attempts by Jerome Powell (Head of the Federal Reserve) to let us know inflation was – in his words – “transitory”, a quick look at the results of commodities during the quarter show double digit increases in everything from natural gas (+61%) to coffee (+22%). In addition, with governmental incentives to not work, almost every business is facing a labor shortage. Surely you have noticed the help wanted signs at local and national businesses offering $15.00 hourly rates for new hires.

2.
Interest rates. Rates are starting to rise to reflect the above inflationary pressures, along with the anticipation of a tightening cycle implemented by the Federal Reserve. Please keep in mind in a discounted cash flow analysis the farther out in the future a projected return (longer duration), the more drastic the price depreciation as rates move higher. Businesses not profitable or with cash flows farther into the future were hit harder this quarter.

3.
Politics. Last, but not least, our friends in Washington are wrangling with a debt ceiling limit, an infrastructure bill which has cleared the Senate, and a monster $3.5 trillion stimulus bill. To “sidestep” the 60 votes required to avoid a filibuster to pass the stimulus bill through “reconciliation”, 50 Democrats

Intrepid Capital Fund

must vote “Yea” knowing all 50 Republicans are voting “No”. This stimulus bill, if passed, has a plethora of both corporate and personal tax increases. As simply as I can put it: higher taxes equals lower earnings. Based on possible lower earnings (the market is now discounting that possibility at the least) I am hoping some more conservative members of the Democratic Party can remove the economically destructive parts (higher taxes, higher spending) of the current $3.5 trillion stimulus bill. Time will tell.

For the third quarter of 2021, the following were the top five contributors to the Intrepid Capital Fund:

1.	Alphabet (GOOGL)
2.	Jefferies Financial (JEF)
3.	Accenture PLC (ACN)
4.	Copart (CPRT)
5.	Great Western Petroleum
12% 9/1/2025

The biggest detractors for the same period were:

1.	Trulieve (TCNNF)
2.	Skechers (SKX)
3.	Twitter (TWTR)
4.	Vimeo (VMEO)
5.	Take Two Interactive (TTWO)

Top Ten Holdings	(% of Net Assets)
Berkshire Hathaway – Class B	3.9%
Copart, Inc.	3.6%
Accenture PLC – Class A	3.6%
Verano Holdings, 05/20/2023, 9.750%	3.6%
Alphabet Inc – Class A	3.6%
Skechers USA Inc. – Class A	3.5%
The TJX Companies, Inc.	3.4%
Dollar General Corp.	3.3%
Trulieve Cann., 06/17/2024, 9.750%	3.1%
WNS Holdings Ltd.	3.1%

Top ten holdings are as of September 30, 2021. Fund holdings are subject to change and are not recommendations to buy or sell any security.

Thank you for your continued support. If there is anything we can do to serve you better, please don’t hesitate to call.

Best regards,

Mark F. Travis
Intrepid Capital Fund Portfolio Manager

Past performance is not a guarantee of future results.

All investments involve risk.  Principal loss is possible.  The Fund is subject to special risks including volatility due to investments in smaller companies, which involve additional risks such as limited liquidity and greater volatility.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investments by the Fund in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities.  The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  The risks of owning ETFs generally reflect the risks of owning the underlying securities they are designed to track.  ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly.

Intrepid Capital Fund

The S&P 500® Index is a broad-based, unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  The Bloomberg US Gov/Credit 1-5Y TR Index measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government-related bonds, and investment-grade U.S. corporate bonds that have a remaining maturity of greater than or equal to one year and less than five years.  The Bloomberg Combined 1-5 Yr consists of an unmanaged portfolio of 60% common stocks represented by the S&P 500® Index and 40% bonds represented Bloomberg US Government/Credit 1-5 Yr Index. You cannot invest directly in an index.

Discounted cash flow analysis is a valuation method used to estimate the value of a financial asset.  It is calculated by estimating the total future cash flows of a security divided by an appropriate discount rate.

Duration is an approximate measure of the price sensitivity of a fixed-income investment to a change in interest rates, expressed as a number of years.

Cash flows refer to the amount of money moving in and out of a company and generally represent the amount of cash earnings generated by that company.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC.

Must be preceded or accompanied by a prospectus.

Intrepid Endurance Fund

October 1, 2021

Matt Parker, CFA, CPA	Joe Van Cavage, CFA
Endurance Fund	Endurance Fund
Co-Portfolio Manager	Co-Portfolio Manager

PERFORMANCE

	Total Return as of September 30, 2021
	Inception
	Date	Qtr.	YTD	1 Year
Intrepid Endurance Fund – Inv.	10/03/05	-8.52%	2.88%	24.27%
Intrepid Endurance Fund – Inst.	11/03/09	-8.51%	3.02%	24.45%
Morningstar Small Cap Index		-3.67%	12.06%	44.89%

	Average Annualized Total Returns
	as of September 30, 2021
				Since
	3 Year	5 Year	10 Year	Inception
Intrepid Endurance Fund – Inv.	8.50%	4.99%	5.74%	7.64%
Intrepid Endurance Fund – Inst.	8.74%	5.22%	5.99%	6.49%
Morningstar Small Cap Index	9.75%	12.18%	14.17%	9.43%^

^	Since Inception returns are as of the Fund’s Investor Class inception date. Since the inception date of the Institutional Class, the annualized return of the Morningstar Small Cap Index is 13.45%.

Performance data quoted represents past performance and does not guarantee future results.

Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 866-996-FUND. The Fund imposes a 2% redemption fee on shares held for 30 days or less. Performance data does not reflect the redemption fee. If it had, returns would be reduced.

Per the Prospectus dated January 31, 2021, the annual operating expense (gross) for the Intrepid Endurance Fund-Investor Share Class is 1.74% and for the Intrepid Endurance Fund-Institutional Share Class is 1.49%. The Fund’s Advisor has contractually agreed to waive a portion of its fees and/or reimburse expenses until January 31, 2023, such that the total operating expense for the Endurance Fund-Investor Share Class is 1.30% and until January 31, 2022, such that the total

Intrepid Endurance Fund

operating expense for the Endurance Fund-Institutional Share Class is 1.15%. The Endurance Fund may have Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement higher than these expense caps as a result of acquired fund fees and expenses or other expenses (such as taxes, interest, brokerage commissions and extraordinary items) that are excluded from the calculation. As a result of the calculations, the Net Expense for the Endurance Fund-Investor Share Class is 1.31%. The Net Expense for the Endurance Fund-Institutional Share Class is 1.16%. The Net Expense Ratio represents the percentage paid by investors. Otherwise, performance shown would have been lower.

October 1, 2021

Dear Fellow Shareholders,

Small cap stocks hit their first speed bump since the pandemic in early 2020. The Intrepid Endurance Fund (“the Fund”) Investor class returned -8.52% during the quarter, underperforming the Fund’s benchmark Morningstar Small Cap Index return of -3.67%.

While disappointed in the Fund’s performance over the last three months, we remain very pleased with the operating results and execution of the companies in the Fund. We are confident that underperformance this quarter was driven by the sentiment changes that swing stock prices short-term, and not any long-term degradation in the fundamentals of these businesses. The Fund has a reasonable degree of concentration in its top 10 names (over 50%), and many of these happened to be our worst performers during the quarter.

Like last quarter, our cannabis positions were again the largest detractor to returns and were responsible for the vast majority of the Fund’s underperformance relative to small stocks in calendar Q3. Sentiment for this industry remains in the doldrums despite fundamental results and outlooks that continue to be outstanding. Despite our continued bullishness on these positions, we acknowledge the need to mitigate the losses these volatile stocks can cause. As a result, we reduced the overall position during the quarter, which allowed us to take some tax losses prior to fiscal year-end.

Outside of cannabis, stocks continue to be highly sensitive to external macroeconomic and monetary predictions.  The two major themes dominating market discussions at the moment are i) the potential for continued elevated and rising inflation (due to a confluence of factors like labor shortages, disjointed supply chains, and potential increased federal spending on things like infrastructure) and ii) when and to what magnitude the Federal Reserve will reduce monetary stimulus and/or raise interest rates.

Intrepid Endurance Fund

We have discussed in the past our effort to not let predictions or concerns about short-term external trends drive our decision making and capital allocation within the Fund. While volatile sector and factor rotations have made this more of a challenge in the short-term, we remain steadfast that sourcing high quality companies that we expect to continuously grow market share is the best way to create value for you as the Fund’s shareholders. However, we are beginning to prioritize opportunities – with the same fundamental quality characteristics as always – that we think can intrinsically shield your capital better from inflationary pressures and/or higher rates.

Our new purchases this quarter reflect the start of this activity. We purchased three new stocks during the quarter, all of which reflect our core quality characteristics of well-managed market leaders that have continued to grow market share and trade at attractive valuations. Two of these companies, though, we believe will perform especially well should the market’s fears of inflation and/or higher rates play out.

Park Aerospace (PKE) is a manufacturer of niche, high performance materials that are used in aircraft production.  Due to its proprietary formulation and manufacturing process, PKE has very few competitors worldwide and thus is often contracted as a single-source supplier on its programs.  Many of these contracts are long-term (10 years) and also have pricing escalators tied to the Consumer Price Index.  As the aerospace production industry rebounds, we believe Park has a very bright future ahead.

FRP Holdings (FRPH) is a real estate holding company that owns interests in aggregates mines and various residential properties in the Washington DC area.  The mining segment consists of rock quarries where rocks, sand and other aggregates are removed and sold to the construction industry.  Because there are limited mines and the materials are expensive to ship, we believe quarries are excellent businesses with strong local pricing power.  FRPH earns royalties from its aggregates mines and is redeploying this cash flow stream into the development of several multifamily residential properties in or near Washington DC.  The company is small and underfollowed and we do not think the stock price adequately reflects business quality.

Camping World Holdings (CWH) is the nation’s largest RV retailer.  The industry is highly fragmented and CWH has created a lot of value historically by rolling up small dealerships whose independent owners have few exit alternatives.  The RV industry was a clear beneficiary of the pandemic and CWH is currently priced at a very low multiple of what is likely peak profits.  While RV sales are highly cyclical, the company also has a highly recurring subscription business (“Good Sam”), a growing repair & maintenance business, and is in the early stages of building out a couple digital platform businesses that, if successful, could be transformational for CWH.  Although we believe the stock is cheap, we initiated a small position due to cyclical risk.

Intrepid Endurance Fund

To reiterate, we are not looking to radically change the composition of the Fund. This initiative is designed more to ensure our exposures to certain “factors” that continue to drive short-term swings are well-balanced – that we are not neglecting any factor too much or inadvertently over-exposed to any other.

We sold three stocks during the quarter. Cresco Labs (CRLBF) was a cannabis stock we sold to reduce our exposure and harvest some losses. Madison Square Garden Sports (MSGS) was our other sale as we lost some confidence in management due to the slower-than-expected rebound in the business and by some shareholder-unfriendly actions they recently took in other businesses they manage.  Finally, parking lot operator SP Plus (SP) was sold after Q2 results caused us to question the company’s earnings power in a post-covid world.

The largest contributors for the quarter were Franklin Covery (FC), Keywords Studios (KWS LN) and Jefferies Financial Group (JEF).  The largest detractors for the quarter were each cannabis positions – Trulieve (TRUL CN), Cresco Labs (CRLBF) and Green Thumb Industries (GTBIF).

For the Fund’s fiscal full fiscal year of calendar 2021, the Investor class of the Fund returned 24.27% versus 44.89% for the benchmark Morningstar Small Cap Index. The relative underperformance was driven by a combination of what we owned (our underperformance in cannabis) and what we did not (“recovery plays”) as discussed in earlier quarters.

The top contributors for the Fund’s fiscal year were Trulieve Cannabis (TCNNF), SP Plus (SP), and Jefferies Financial Group (JEF). The top detractors were Cresco Labs (CRLBF), the AdvisorShare Pure US Cannabis ETF (MSOS), and Vimeo, Inc. (VMEO).

Looking forward, the Fund continues to be invested in companies that we believe have significant competitive advantages, are well-managed, have conservative balance sheets, and trade at reasonable valuations. As a group, we are very pleased about their fundamental execution and how they continued to grow market share within their respective industries. We believe this indicates they are creating value for you as shareholders.

Sometimes, that value is not recognized in the market as quickly as we would like – especially during periods in which sector and factor rotations dominate returns like the past year. We believe patience remains key as we believe the Fund’s holdings will

Top Ten Holdings	(% of Net Assets)
Take-Two Interactive Software, Inc.	8.0%
Green Thumb Industries, Inc.	7.5%
Trulieve Cannabis Corporation	6.2%
WNS Holdings Ltd	6.0%
Skechers USA Inc. – Class A	5.3%
Franklin Covey Co.	4.8%
LGI Homes, Inc.	4.1%
Dropbox Inc. – Class A	3.7%
Jefferies Financial Group, Inc.	3.6%
IAA, Inc.	3.3%

Top ten holdings are as of September 30, 2021. Fund holdings are subject to change and are not recommendations to buy or sell any security.

Intrepid Endurance Fund

continue to create value, while we spend time hunting for new opportunities to incrementally upgrade the portfolios’ quality, valuation, or both.

Thank you for another year of your trust and investment. Our capital is invested alongside yours in the Fund and we remain very optimistic about its future.

Thank you for your investment.

Matt Parker, CFA, CPA	Joe Van Cavage, CFA
Intrepid Endurance Fund	Intrepid Endurance Fund
Co-Portfolio Manager	Co-Portfolio Manager

Past performance is not a guarantee of future results.

Mutual Fund investing involves risk. Principal loss is possible.  The Fund is subject to special risks including volatility due to investments in smaller companies, which involve additional risks such as limited liquidity and greater volatility.  The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  The risks of owning ETFs generally reflect the risks of owning the underlying securities they are designed to track.  ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly.

The Morningstar Small Cap Index tracks the performance of U.S. small-cap stocks that fall between 90th and 97th percentile in market capitalization of the investable universe. You cannot invest directly in an index.

The Consumer Price Index (CPI) is a metric calculated by the US Bureau of Labor Statistics which is intended to reflect the rate of inflation by measuring the changes in the weighted average prices of a basket of consumer goods and services.

Cash flows refer to the amount of money moving in and out of a company and generally represent the amount of cash earnings generated by that company.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC.

Nothing contained in this communication constitutes tax or investment advice. Investors must consult their tax advisor for advice and information concerning their particular situation.

Must be preceded or accompanied by a prospectus.

Intrepid Income Fund

October 1, 2021

Mark F. Travis, President/C.E.O.	Hunter Hayes
Income Fund Co-Portfolio Manager	Income Fund Co-Portfolio Manager

PERFORMANCE

	Total Return as of September 30, 2021
	Inception
	Date	Qtr.	YTD	1 Year
Intrepid Income Fund – Inst.^	08/16/10	1.45%	8.55%	16.62%
Bloomberg USGov/Cred 1-5Y		0.05%	-0.25%	0.08%
Bloomberg US Agg Bond Index		0.05%	-1.55%	-0.90%

	Average Annualized Total Returns
	as of September 30, 2021
				Since
	3 Year	5 Year	10 Year	Inception
Intrepid Income Fund – Inst.^	7.13%	5.25%	4.44%	4.42%
Bloomberg USGov/Cred 1-5Y	3.62%	2.19%	1.89%	2.84%
Bloomberg US Agg Bond Index	5.36%	2.94%	3.01%	4.22%

^
Institutional Class shares of the Intrepid Income Fund commenced operations on August 16, 2010. Performance shown prior to August 16, 2010 (Since Inception) reflects the performance of Investor Class shares, which commenced operations on July 2, 2007, and includes expenses that are not applicable to and are higher than those of Institutional Class shares.

Effective January 31, 2014, the Investor Class shares of the Fund were closed, and any outstanding Investor Class shares were converted into Institutional Class shares.

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 866-996-FUND. The Fund imposes a 2% redemption fee on shares held for 30 days or less. Performance data does not reflect the redemption fee. If it had, returns would be reduced.

Per the Prospectus dated January 31, 2021, the annual operating expense (gross) for the Intrepid Income Fund-Institutional Share Class is 1.17%. The Fund’s Advisor has contractually agreed to waive a portion of its fees and/or reimburse expenses until January 31, 2022 such that total operating expense for the Income Fund-Institutional Share Class is 0.90%. The Net Expense for the Income Fund-Institutional Class is

Intrepid Income Fund

0.91%. The Net Expense Ratio represents the percentage paid by investors. Otherwise, performance shown would have been lower.

30-Day Subsidized SEC Yield: 4.25%; 30-Day Unsubsidized SEC Yield: 3.92%

October 1, 2021

“Inflation is just like alcoholism.  In both cases, when you start drinking or when you start printing too much money, the good effects come first.
The bad effects only come later.”
~ Milton Friedman

Dear Fellow Shareholders,

We are pleased to report that The Intrepid Income Fund (the “Fund”) gained 1.45% for the quarter ended September 30, 2021.  General fixed income performance for the third quarter was mixed.  Rates round tripped, with the 10-Year Treasury ending September yielding 1.52%, 7 basis points above the end of last quarter.  That translated into flat performance for the duration-heavy Bloomberg US Capital Aggregate Bond Index (the “Bloomberg Aggregate Index”), which rose 0.05% for the quarter ended September 30, 2021.  Similarly, the ICE BofAML US Corporate Index (the “Corporate Index”) returned -0.06% over the same period.  Riskier debt continued its recovery on the back of improved earnings, with the ICE BofAML US High Yield Index (the “HY Index”) gaining 0.94% in the quarter.  The shorter-duration Bloomberg US Govt/Credit 1-5 Year Total Return USD Index (the “1-5 Year TR Index”) returned 0.05% over the same period.

The Fund’s success during the third calendar quarter was primarily attributable to idiosyncratic security performance, but we also benefited from a positive overall environment for risk assets.  Our top contributors for the three months ended 9/30/2021 included:

•
GRTWST 12.0% due 9/01/2025 – Since troughing in the low 90s in early Summer, these notes now trade above par on the back of significantly higher oil and natural gas prices.  The company’s CEO, Rich Frommer, announced his retirement at the end of September and John McCready has stepped in as the new leader of this DJ Basin private operator.  We continue to believe that Great Western remains an attractive buyout candidate.  If the company is purchased before March 2022, these notes have a special call price of 110 cents on the dollar.

•
ACREAGE 15% due 10/30/2024 – Acreage reported improved 2nd quarter earnings as the company continued to scale its attractive footprint in limited license states like Illinois, Ohio, and New Jersey.  Despite the improved earnings, the company breached one of the covenants specified in the loan’s credit agreement and agreed to pay lenders a consent fee in exchange for waiving that covenant for a time.  We continue to believe that this loan is solid

Intrepid Income Fund

given that it is backstopped by valuable licenses and the implicit support of Canopy Growth.  We also believe the loan could be taken out at a call price of 107.5 cents on the dollar as the company continues to improve its operating results.  If that plays out, we will have realized over a 20% annualized return on this loan.

•
EZPW 2.375% due 5/01/2025 – EZCORP has been a perennial Intrepid holding across its entire capital structure.  These convertible notes were purchased in the low 80s last year when they were deeply discounted to their conversion price (“busted”).  We feel that the appreciation in the notes this quarter was the market recognizing EZPW’s resilient cash flow profile and solid balance sheet, which now carries net cash, as well as the inflation-resistant nature of EZPW’s core business.  As EZPW’s stock has continued to run up, we have swapped out of the company’s 2024 notes, which are now close to being “in the money,” and into these 2025 notes which currently yield 5% to maturity.

Our only material detractor for the three-month period ended 9/30/2021 was:

•
UPH 6.25% due 6/15/2026 – UpHealth is a global digital healthcare company that recently went public via SPAC and issued these convertible notes as part of its qualifying transaction.  Although we viewed these notes as being well covered by the underlying assets, we were puzzled by several decisions that UPH’s management team made since going public, including an extremely dilutive equity offering that we believe drove the price of these converts lower.  We have since completely sold out of our UPH position, which was relatively small, but will keep an eye on this nascent company as it develops.

The Income Fund had two corporate bond positions that were called or matured in the third calendar quarter.  We also reduced one position after it hit our internal yield bogey, selling out of our Terrascend 12.875% Notes due 12/18/2024 entirely.

The proceeds from the bonds that were called, sold, or matured were redeployed into a mixture of existing positions and new positions, including:

•
ZEV 7.5% due 5/15/2024 – Lightning eMotors is a leader in the electrification of Class 3-7 vehicles.  We started nibbling at the company’s convertible debt after doing our initial due diligence and then took a full position after the company announced a transformative order with Forest River, a Berkshire Hathaway portfolio company, for ~$850 million of revenue over the next few years.  We believe ZEV will continue to scale as it fills its robust backlog and that there are immense tailwinds for electric vehicle manufacturers.

•	AHERN 7.375% due 5/15/2023 – Ahern Rentals, Inc. is the largest independently-owned equipment rental company in the United States.

Intrepid Income Fund

Although saddled with a high debt load, we believe the company is well positioned for a boom in infrastructure spending and can likely mitigate inflationary pressures through its pricing strategy.  We believe these 2023 notes will be refinanced over the next 6-12 months.

•
ATENTO 8% due 2/10/2026 – Atento SA provides business process outsourcing services in primarily Latin America and Spain.  The company has generated healthy amounts of free cash flow and has a solid balance sheet that has been deleveraging every quarter. We believe the company will be 2.5-3x net levered within the next couple of years and are comfortable with the company’s sticky revenue base.

•
ARI 4.75% due 8/23/2022 –  Apollo Commercial Real Estate Finance, Inc. is a commercial real estate finance company based in New York. The majority of the company’s investment portfolio is made up of commercial mortgage loans. These busted converts offered nearly 4% yield to maturity, making this a robust short-duration credit in our view. We believe the company has myriad options for refinancing the notes next year.

•
WILDCN 5.875% due 9/30/2024 – WildBrain Limited is a Canadian media company with an attractive mix of assets.  The company owns the world’s largest independent library of children’s content and recently launched a streaming platform.  We picked up the converts at nearly a 6% yield and think this paper is well positioned within the capital stack, despite the relatively high leverage.  With minimal capex going forward, we expect the company to deleverage a turn in 2022 and to continue to gain operating leverage as it monetizes its intellectual property.

•
TRULCN 8% due 10/06/2024 – We have discussed Trulieve at length in previous commentaries. In September, the company raised $350 million of non-dilutive debt with an 8% coupon to refinance the outstanding Harvest debt that was adopted from the recently closed acquisition. We continue to view Trulieve as one of the best positioned cannabis operators and we believe the company’s balance sheet is solid.

•
TNL 4.25% due 3/01/2022 – We have owned Travel + Leisure Company’s bonds before, but under its old name of Wyndham Destinations. These notes offer decent yield relative to the risk profile of the company and we plan to hold them until maturity early next year.

•
GLNG 2.75% due 2/15/2022 – Golar LNG operates LNG infrastructure assets.  We picked these broken converts up at nearly a 4% yield and believe the company will have no problem paying this down early next year with the proceeds from its sale of Hygo Energy Transition & Golar LNG Partners.

Intrepid Income Fund

We continue to persevere through these frothy times by scouting for what appears to be safe perches in the capital structure and by lending to companies that remain disciplined despite the temptations of cheap leverage.  We would be lying if we claimed to know what will happen if and when the Federal Reserve raises interest rates and whether inflation will truly be transitory or not. However, we are confident that the companies we are lending to have the ability to mitigate the insidious impacts of an inflationary environment and that our short duration bias should allow us to remain nimble.  At the end of the third quarter, the portfolio had a yield-to-worst of 5.9% and an effective duration of 2.3 years.

Top Ten Holdings	(% of Net Assets)

Travel + Leisure, 03/01/2022, 4.250%	5.7%
Trulieve Cann., 06/17/2024, 9.750%	5.7%
Teekay, 1/15/23, 5.000%	4.2%
Targa Resources Preferred,
perpetual, 9.5%	4.1%
EZCORP, 05/01/2025, 2.375%	3.2%
Great Western Petroleum,
9/01/25, 12.000%	2.9%
Railworks, 12/14/2027, 6.500%	2.9%
Turning Point Brands,
5.625% Due 02/15/2026	2.8%
Colgate Energy
5.875% Due 07/01/2021	2.7%
Apollo Comm Real Estate,
4.75% Due 08/23/2022	2.7%

Top ten holdings are as of September 30, 2021. Fund holdings are subject to change and are not recommendations to buy or sell any security.

Thank you for your investment.

Sincerely,

Hunter Hayes	Mark F. Travis, President
Intrepid Income Fund	Intrepid Income Fund
Co-Portfolio Manager	Co-Portfolio Manager

Past performance is not a guarantee of future results.

All investments involve risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. The risk is generally greater for longer term debt securities. Investments by the Fund in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

The ICE BofAML US High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market.  Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch), at least 18 months to final maturity at the time of issuance, at least one-year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $250 million.  Bloomberg Capital U.S. Aggregate Bond Index is an index representing about 8,200 fixed income securities. To be included in the index, bonds must be rated investment grade by Moody’s and S&P.  ICE BofAML U.S. Corporate Index is an unmanaged index of U.S. dollar denominated investment grade corporate debt securities publicly issued in the U.S. domestic market with at least one-year remaining term to final maturity. The Bloomberg US Gov/Credit 1-5Y TR Index measures the performance of U.S. dollar-denominated U.S. Treasury bonds,

Intrepid Income Fund

government-related bonds, and investment-grade U.S. corporate bonds that have a remaining maturity of greater than or equal to one year and less than five years.  ICE BofAML B U.S. High Yield Index is a subset of the ICE BofAML US High Yield Index including all securities with a given investment grade rating B.  ICE BofAML CCC & Lower US High Yield Index is a subset of the ICE BofAML US High Yield Index including all securities rated CCC and below, inclusive. You cannot invest directly in an index.

Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as Standard & Poor’s, Moody’s and Fitch.  These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion.  Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade.  In limited situations when the rating agency has not issued a formal rating, the rating agency will classify the security as nonrated.

A high-yield bond is a high paying bond with lower credit rating than investment-grade corporate bonds, Treasury bonds and municipal bonds.  Bonds in high yield indices tend to be less liquid and more volatile than U.S. Treasuries.  Corporate bonds come with significant credit risks and, although sometimes secured by collateral, do not have any guarantee of principal repayment. U.S. Treasury Bonds are long-term government debt securities with a maturity of more than 10 years.  They are guaranteed as to the timely payment of principal and interest and are backed by the full faith and credit of the U.S. Government. Investment Grade (IG) is a bond with credit rating of BBB or higher by Standard & Poor’s or Baa3 or higher by Moody’s.

Duration is an approximate measure of the price sensitivity of a fixed-income investment to a change in interest rates, expressed as a number of years. Call is an option contract that gives the holder the right to buy a certain quantity of an underlying security from the writer of the option, at a specified price up to a specified date. Basis Point (bps) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

SPAC is an acronym for Special Purpose Acquisition Company, which is a company established to purchase an interest in a private company in order to take it on to public markets (i.e. alternative to a traditional Initial Public Offering, or IPO, process).

“In the money” is a phrase used when the stock price of a security reaches a level at which a convertible bond’s equity conversion value exceeds the bond value.

Yield-to-Worst is the lowest yield an investor can expect when investing in a callable bond. Free cash flow represents the cash a company generates after accounting for cash outflows to support operations and maintain its capital assets.

Yield to maturity represents the return an investor would expect to receive on a bond if it was held to maturity and assuming no changes in reinvestment rates.

Capex refers to the capital expenditures of a business, or the total outlays for large expenditures of property, plant and equipment.

Effective duration is an approximate measure of the price sensitivity of a fixed-income investment with to a change in interest rates, expressed as a number of years, and whose measure is adjusted for options embedded within the investment.

30-Day SEC Yield (subsidized/unsubsidized) represents net investment income earned by a fund over a 30-day period, expressed as an annual percentage rate based on the fund’s share price at the end of the 30-day period. Subsidized yield reflects fee waivers and/or expense reimbursements during the period. Without waivers and/or reimbursements, yields would be reduced. Unsubsidized yield does not adjust for any fee waivers and/or expense reimbursements in effect.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC.

Must be preceded or accompanied by a prospectus.

Intrepid Funds

EXPENSE EXAMPLE
September 30, 2021 (Unaudited)

As a shareholder of the Intrepid Capital Management Funds Trust (the “Funds”), you incur ongoing costs, including management fees; distribution and/or service fees; and other expenses incurred by the Funds.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held the entire period of April 1, 2021 through September 30, 2021.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses.  Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks or stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Funds’ transfer agent.  If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent.  To the extent that a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the following example.  The example includes, but is not limited to, management fees, shareholder servicing fees, distribution fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Intrepid Funds

EXPENSE EXAMPLE (continued)
September 30, 2021 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

INTREPID CAPITAL FUND – INVESTOR CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2021 -
	April 1, 2021	September 30, 2021	September 30, 2021
Actual	$1,000.00	$1,032.20	$7.13
Hypothetical (5% return
before expenses)	1,000.00	1,018.05	7.08

*	Expenses are equal to the Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the period.

INTREPID CAPITAL FUND – INSTITUTIONAL CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2021 -
	April 1, 2021	September 30, 2021	September 30, 2021
Actual	$1,000.00	$1,034.40	$5.86
Hypothetical (5% return
before expenses)	1,000.00	1,019.30	5.82

*	Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the period.

INTREPID ENDURANCE FUND – INVESTOR CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2021 -
	April 1, 2021	September 30, 2021	September 30, 2021
Actual	$1,000.00	$937.90	$6.32
Hypothetical (5% return
before expenses)	1,000.00	1,018.55	6.58

*
Expenses are equal to the Fund’s annualized expense ratio of 1.30%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the period. Expense waiver of 1.30% was implemented on January 22, 2021.

Intrepid Funds

EXPENSE EXAMPLE (continued)
September 30, 2021 (Unaudited)

INTREPID ENDURANCE FUND – INSTITUTIONAL CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2021 -
	April 1, 2021	September 30, 2021	September 30, 2021
Actual	$1,000.00	$938.70	$5.59
Hypothetical (5% return
before expenses)	1,000.00	1,019.30	5.82

*	Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the period.

INTREPID INCOME FUND

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2021 -
	April 1, 2021	September 30, 2021	September 30, 2021
Actual	$1,000.00	$1,042.80	$4.66
Hypothetical (5% return
before expenses)	1,000.00	1,020.51	4.61

*	Expenses are equal to the Fund’s annualized expense ratio (including interest expense) of 0.91%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the period.

Intrepid Capital Fund

Total Return Based on a $10,000 Investment
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on September 30, 2011.  Returns shown include the reinvestment of all dividends.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  In the absence of fee waivers and reimbursements, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

BLOOMBERG COMBINED 1-5Y TR INDEX (60% S&P 500® INDEX, 40% BLOOMBERG U.S. GOV/CREDIT INDEX) – The Bloomberg 1-5 Year U.S. Government/Credit Index measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government-related bonds (i.e., U.S. and non-U.S. agencies, sovereign, quasi-sovereign, supranational and local authority debt) and investment-grade U.S. corporate bonds that have a remaining maturity of greater than or equal to one year and less than five years. The Index does not reflect any deductions for fees, expenses or taxes. A direct investment in an index is not possible.

BLOOMBERG COMBINED INDEX (60% S&P 500® INDEX, 40% BLOOMBERG U.S. GOV/CREDIT INDEX) – The Bloomberg Combined Index consists of an unmanaged portfolio of 60% common stocks represented by the S&P 500® Index and 40% bonds represented by the Bloomberg U.S. Gov/Credit Index. The Index does not reflect any deductions for fees, expenses or taxes. A direct investment in an index is not possible.

Intrepid Capital Fund

Total Return Based on a $10,000 Investment (continued)
(Unaudited)

S&P 500® INDEX – A capitalization-weighted index of 500 stocks. The Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Index does not reflect any deductions for fees, expenses or taxes. A direct investment in an index is not possible.

BLOOMBERG U.S. GOV/CREDIT 1-5Y TR INDEX – The Bloomberg 1-5 Year U.S. Government/Credit Index measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government-related bonds (i.e., U.S. and non-U.S. agencies, sovereign, quasi-sovereign, supranational and local authority debt) and investment-grade U.S. corporate bonds that have a remaining maturity of greater than or equal to one year and less than five years. The Index does not reflect any deductions for fees, expenses or taxes. A direct investment in an index is not possible.

BLOOMBERG U.S. GOVERNMENT/CREDIT INDEX – A non-securitized component of the U.S. Aggregate Index. The Bloomberg U.S. Government/Credit Index includes Treasuries, Government-Related Issues and USD Corporates. The Index does not reflect any deductions for fees, expenses or taxes. A direct investment in an index is not possible.

Average Annual Total Returns (for periods ended September 30, 2021)

					Since Inception
	1 Year	3 Year	5 Year	10 Year	(01/03/05)
Intrepid Capital Fund –
Investor Class	24.30%	3.81%	3.89%	6.19%	5.91%
Bloomberg Combined 1-5Y TR
Index (60% S&P 500®
Index, 40% Bloomberg
U.S. Gov/ Credit Index)	17.39%	11.37%	11.11%	10.75%	7.47%
Bloomberg Combined Index
(60% S&P 500® Index,
40% Bloomberg
U.S. Gov/Credit Index)	16.80%	12.34%	11.56%	11.34%	8.01%
S&P 500® Index	30.00%	15.99%	16.90%	16.63%	10.14%
Bloomberg U.S. Gov/
Credit 1-5Y TR Index	0.08%	3.62%	2.19%	1.89%	2.88%
Bloomberg
U.S. Gov/Credit Index	-1.13%	5.94%	3.24%	3.24%	4.17%
Intrepid Capital Fund –
Institutional Class	24.72%	4.08%	4.16%	6.46%	5.73%

*	Inception date of the Institutional Class was 4/30/10.

Intrepid Endurance Fund

Total Return Based on a $10,000 Investment
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on September 30, 2011.  Returns shown include the reinvestment of all dividends.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  In the absence of fee waivers and reimbursements, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

MORNINGSTAR U.S. SMALL CAP TOTAL RETURN INDEX – An index that tracks the performance of U.S. Small-Cap stocks that fall between 90th and 97th percentile in market capitalization of the investable universe.  A direct investment in an index is not possible.

Average Annual Total Returns (for periods ended September 30, 2021)

					Since Inception
	1 Year	3 Year	5 Year	10 Year	(10/03/05)
Intrepid Endurance Fund –
Investor Class(1)	24.27%	8.50%	4.99%	5.74%	7.64%
Morningstar U.S. Small Cap
Total Return Index	44.89%	9.75%	12.18%	14.17%	9.43%
Intrepid Endurance Fund –
Institutional Class(1)	24.25%	8.74%	5.22%	5.99%	6.49%

*	Inception date of the Institutional Class was 11/3/09.
(1)	Prior to June 26, 2015, the Fund’s name was Intrepid Small Cap Fund. See Note 1.

Intrepid Income Fund

Total Return Based on a $10,000 Investment
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on September 30, 2011.  Institutional Class shares of the Intrepid Income Fund commenced operations on August 16, 2010.  Performance shown prior to August 16, 2010 reflects the performance of Investor Class shares, which commenced operations on July 2, 2007, and includes expenses that are not applicable to and are higher than those of Institutional Class shares.  Returns shown include reinvestment of all dividends.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  In the absence of fee waivers and reimbursements, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

BLOOMBERG U.S. GOVERNMENT/CREDIT 1-5Y TR INDEX – Is a broad-based benchmark that measures the non-securitized component of the Bloomberg U.S. Aggregate Index. It includes investment grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities that have a remaining maturity of greater than or equal to one year and less than five years. The Index does not reflect any deductions for fees, expenses or taxes. A direct investment in an index is not possible.

BLOOMBERG U.S. AGGREGATE BOND INDEX – Is made up of the Bloomberg U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million. The Index does not reflect any deductions for fees, expenses or taxes. A direct investment in an index is not possible.

Intrepid Income Fund

Total Return Based on a $10,000 Investment (continued)
(Unaudited)

Average Annual Total Returns (for periods ended September 30, 2021)

					Since Inception
	1 Year	3 Year	5 Year	10 Year	(07/02/07)
Intrepid Income Fund –
Institutional Class	16.62%	7.13%	5.25%	4.44%	4.42%
Bloomberg U.S. Gov/
Credit 1-5Y TR Index	0.08%	3.62%	2.19%	1.89%	2.84%
Bloomberg U.S.
Aggregate Bond Index	-0.90%	5.36%	2.94%	3.01%	4.22%

Intrepid Capital Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total net assets)
September 30, 2021 (Unaudited)

INTREPID CAPITAL FUND

Components of Portfolio Holdings
Common Stocks	$34,781,455
Corporate Bonds	9,322,665
Bank Loans	3,995,000
Convertible Bonds	2,594,781
Real Estate Investment Trust (REIT)	1,085,243
Warrant	2,500
Cash*	3,299,653
$55,081,297

*	Cash, cash equivalents and other assets less liabilities.

Intrepid Endurance Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total net assets)
September 30, 2021 (Unaudited)

INTREPID ENDURANCE FUND

Components of Portfolio Holdings
Consumer Discretionary	$13,752,041
Information Technology	13,290,599
Industrials	11,027,369
Health Care	10,732,817
Communication Services	10,047,213
Financials	5,415,052
Consumer Staples	4,923,982
Real Estate	2,433,415
Real Estate Investment Trust (REIT)	1,952,406
Exchange-Traded Fund	1,842,829
Cash*	3,110,414
$78,528,137

The sector and industry classifications presented in this report, present the Global Industry Classification Standard (GICS®).  GICS® was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

*	Cash, cash equivalents and other assets less liabilities.

Note: For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

Intrepid Income Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total net assets)
September 30, 2021 (Unaudited)

INTREPID INCOME FUND

Components of Portfolio Holdings
Corporate Bonds	$148,952,529
Convertible Bonds	61,895,587
Bank Loans	34,609,953
Convertible Preferred Stock	10,809,573
Common Stock	3,985,180
Warrants	9,110
Cash*	4,950,128
$265,212,060

*	Cash, cash equivalents and other assets less liabilities.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS
September 30, 2021

BANK LOANS - 7.25%	Principal Amount	Value
Health Care - 7.25%
Ascend Wellness Holdings, Inc.
9.500%, 08/27/2025 (a)	$1,000,000	990,000
Cansortium Holdings LLC 13.1473%
(1 Month LIBOR USD + 1.300%), 04/29/2025 (b)	1,000,000	1,035,000
Verano Holdings Corp. 9.750%
(1 Month LIBOR USD + 0.975%), 05/30/2023 (b)(c)	2,000,000	1,970,000
TOTAL BANK LOANS (Cost $3,937,456)		3,995,000

COMMON STOCKS - 63.15%	Shares
Capital Goods - 2.15%
Acuity Brands, Inc.	6,816	$1,181,690

Commercial & Professional Services - 3.64%
Copart, Inc. (d)	14,438	2,002,839

Consumer Durables & Apparel - 3.51%
Skechers U.S.A., Inc. - Class A (d)	45,965	1,936,046

Diversified Financials - 6.65%
Berkshire Hathaway, Inc. - Class B (d)	7,807	2,130,842
Jefferies Financial Group, Inc.	41,253	1,531,724
		3,662,566

Food, Beverage & Tobacco - 4.28%
Becle SAB de CV (e)	613,543	1,324,491
Turning Point Brands, Inc.	21,619	1,032,307
		2,356,798

Health Care Equipment & Services - 1.80%
CVS Health Corp.	11,673	990,571

Media & Entertainment - 16.60%
Alphabet, Inc. - Class A (d)	736	1,967,711
Electronic Arts, Inc.	11,572	1,646,117
InterActiveCorp (d)	7,778	1,013,395
Match Group, Inc. (d)	8,418	1,321,542
Take-Two Interactive Software, Inc. (d)	9,872	1,520,979
Twitter, Inc. (d)	27,753	1,676,004
		9,145,748

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2021

COMMON STOCKS - 63.15% (continued)	Shares	Value
Pharmaceuticals, Biotechnology
& Life Sciences - 3.14%
Trulieve Cannabis Corp. (d)(e)	64,392	$1,728,508

Real Estate - 2.99%
FRP Holdings, Inc. (d)	29,429	1,645,670

Retailing - 6.69%
Dollar General Corp.	8,554	1,814,645
The TJX Companies, Inc.	28,357	1,870,995
		3,685,640

Software & Services - 11.70%
Accenture PLC - Class A (e)	6,240	1,996,301
Dropbox, Inc. - Class A (d)	47,129	1,377,109
Visa, Inc. - Class A	6,195	1,379,936
WNS Holdings Ltd. - ADR (d)(e)	20,685	1,692,033
		6,445,379
TOTAL COMMON STOCKS (Cost $21,877,006)		34,781,455

REAL ESTATE INVESTMENT TRUST (REIT) - 1.97%
Real Estate - 1.97%
PotlatchDeltic Corp.	21,040	1,085,243
TOTAL REIT (Cost $623,330)		1,085,243

CONVERTIBLE BONDS - 4.71%	Principal Amount
Diversified Financials - 0.86%
WisdomTree Investments, Inc.
4.250%, 06/15/2023	$400,000	473,675

Energy - 1.52%
Teekay Corp.
5.000%, 01/15/2023 (e)	837,000	839,821

Real Estate - 2.33%
CTO Realty Growth, Inc.
3.875%, 04/15/2025	1,185,000	1,281,285
TOTAL CONVERTIBLE BONDS
(Cost $2,310,326)		2,594,781

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2021

CORPORATE BONDS - 16.93%	Principal Amount	Value
Consumer Services - 2.95%
Nathan’s Famous, Inc.
6.625%, 11/01/2025 (f)	$1,587,000	$1,623,533

Energy - 2.77%
Great Western Petroleum LLC
12.000%, 09/01/2025 (f)	1,500,000	1,525,320

Food, Beverage & Tobacco - 1.07%
Turning Point Brands, Inc.
5.625%, 02/15/2026 (f)	564,000	588,675

Industrials - 2.13%
Icahn Enterprises LP
6.750%, 02/01/2024	1,158,000	1,173,922

Pharmaceuticals, Biotechnology
& Life Sciences - 3.97%
Ayr Wellness, Inc.
12.500%, 12/10/2024 (e)	1,000,000	1,115,879
Trulieve Cannabis Corp.
9.750%, 06/18/2024 (e)	1,005,000	1,072,420
		2,188,299

Retailing - 1.20%
Caleres, Inc.
6.250%, 08/15/2023	655,000	657,741

Telecommunication Services - 2.84%
Cincinnati Bell, Inc.
8.000%, 10/15/2025 (f)	1,500,000	1,565,175
TOTAL CORPORATE BONDS (Cost $9,198,904)		9,322,665

WARRANT - 0.00%
Health Care - 0.00%
Cansortium Holdings LLC
Expiration: 4/29/2025, Exercise Price: $1.20 (d)	250,000	2,500
TOTAL WARRANT (Cost $0)		2,500

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2021

SHORT-TERM INVESTMENT - 7.39%	Shares	Value
Money Market Fund - 7.39%
STIT - Treasury Portfolio -
Institutional Class, 0.010% (g)	4,069,874	$4,069,874
TOTAL SHORT-TERM INVESTMENT
(Cost $4,069,874)		4,069,874
Total Investments (Cost $42,016,896) - 101.40%		55,851,518
Liabilities in Excess of Other Assets - (1.40%)		(770,221)
TOTAL NET ASSETS - 100.00%		$55,081,297

Percentages are stated as a percent of net assets.
(a)	The rate listed is a fixed rate.
(b)	Variable Rate Security. The rate listed is as of September 30, 2021.
(c)
Security is valued using significant unobservable inputs and is deemed a Level 3 security. See Footnote 2. The aggregate value of these securities as of September 30, 2021 was $1,970,000, which represented 3.58% of net assets.

(d)	Non-income producing security.
(e)	Foreign Issued Security.
(f)
Securities purchases pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of September 30, 2021, the value of these investments was $5,302,703, or 9.63% of total net assets.

(g)	Rate listed is the 7-day effective yield.

See notes to financial statements.

Intrepid Endurance Fund

SCHEDULE OF INVESTMENTS
September 30, 2021

COMMON STOCKS - 91.21%	Shares	Value
Capital Goods - 5.94%
Acuity Brands, Inc.	13,050	$2,262,478
Park Aerospace Corp.	175,351	2,398,802
		4,661,280

Commercial & Professional Services - 8.11%
Franklin Covey Co. (a)	92,321	3,765,774
IAA, Inc. (a)	47,651	2,600,315
		6,366,089

Consumer Durables & Apparel - 9.42%
LGI Homes, Inc. (a)	22,573	3,203,334
Skechers U.S.A., Inc. - Class A (a)	99,559	4,193,425
		7,396,759

Diversified Financials - 6.90%
Cboe Global Markets, Inc.	20,689	2,562,540
Jefferies Financial Group, Inc.	76,825	2,852,512
		5,415,052

Food, Beverage & Tobacco - 6.27%
Becle SAB de CV (b)	1,091,871	2,357,085
Turning Point Brands, Inc.	53,757	2,566,897
		4,923,982

Media & Entertainment - 12.79%
Angi, Inc. (a)	137,667	1,698,811
InterActiveCorp (a)	11,537	1,503,156
Take-Two Interactive Software, Inc. (a)	40,859	6,295,146
Vimeo, Inc. (a)	18,730	550,100
		10,047,213

Pharmaceuticals, Biotechnology
& Life Sciences - 13.67%
Green Thumb Industries, Inc. (a)(b)	212,000	5,887,240
Trulieve Cannabis Corp. (a)(b)	180,512	4,845,577
		10,732,817

Real Estate - 3.10%
FRP Holdings, Inc. (a)	43,516	2,433,415

See notes to financial statements.

Intrepid Endurance Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2021

COMMON STOCKS - 91.21% (continued)	Shares	Value
Retailing - 8.09%
Burlington Stores, Inc. (a)	6,254	$1,773,447
Camping World Holdings, Inc. - Class A	20,273	788,011
Etsy, Inc. (a)	10,626	2,209,783
Five Below, Inc. (a)	8,959	1,584,041
		6,355,282

Software & Services - 12.41%
Dropbox, Inc. - Class A (a)	99,369	2,903,562
Keywords Studios PLC (a)(b)	53,936	2,116,249
WNS Holdings Ltd. - ADR (a)(b)	57,795	4,727,631
		9,747,442

Technology Hardware & Equipment - 4.51%
Fabrinet (a)(b)	19,328	1,981,313
Silicom Ltd. (a)(b)	36,112	1,561,844
		3,543,157
TOTAL COMMON STOCKS (Cost $52,849,287)		71,622,488

EXCHANGE-TRADED FUND - 2.35%
Diversified Financials - 2.35%
iShares Gold Trust (a)	55,185	1,842,829
TOTAL EXCHANGE-TRADED FUND
(Cost $1,411,681)		1,842,829

REAL ESTATE INVESTMENT TRUST (REIT) - 2.48%
Real Estate - 2.48%
PotlatchDeltic Corp.	37,852	1,952,406
TOTAL REIT (Cost $1,689,641)		1,952,406
Total Investments (Cost $55,950,609) - 96.04%		75,417,723
Other Assets in Excess of Liabilities - 3.96%		3,110,414
TOTAL NET ASSETS - 100.00%		$78,528,137

ADR - American Depositary Receipt
Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Foreign Issued Security.

See notes to financial statements.

Intrepid Endurance Fund

SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS
September 30, 2021

			Amount of		Amount of
			Currency to		Currency to
	Forward	Currency	be Received	Currency	be Delivered
Counterparty	Settlement	to be	in Local	to be	in Local	Unrealized
of Contracts	Date	Received	Currency	Delivered	Currency	Appreciation
State Street Bank	10/21/21	USD	2,177,403	GBP	1,556,000	$80,791
State Street Bank	03/09/2022	USD	1,337,625	MXN	27,340,000	43,711
$124,502

GBP - British Pound
MXN - Mexican Peso
USD - U.S. Dollar

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS
September 30, 2021

BANK LOANS - 13.05%	Principal Amount	Value
Consumer Services - 7.22%
Acreage Holdings, Inc. 15.000%, 10/30/2024 (a)(b)	$3,500,000	3,619,350
Curaleaf, Inc. R/C 10.250%, 01/10/2024 (b)	4,000,000	3,997,500
Curaleaf, Inc. T/L 13.000%, 01/10/2024 (b)	3,750,000	4,082,813
Railworks Corp. 6.500%
(3 Month LIBOR USD + 0.550%), 12/14/2027 (c)	7,383,951	7,457,790
		19,157,453

Health Care - 5.83%
Ascend Wellness Holdings, Inc.
9.500%, 08/27/2025 (b)	7,000,000	6,930,000
Cansortium Holdings LLC 13.1473%
(1 Month LIBOR USD + 1.300%), 04/29/2025 (c)	3,000,000	3,105,000
Verano Holdings Corp. 9.750%
(1 Month LIBOR USD + 0.975%), 05/30/2023 (a)(c)	5,500,000	5,417,500
		15,452,500
TOTAL BANK LOANS (Cost $33,927,244)		34,609,953

COMMON STOCK - 1.50%	Shares
Diversified Financials - 1.50%
Choice Consolidation Corp. (d)(e)	406,651	$3,985,180
TOTAL COMMON STOCK (Cost $4,064,157)		3,985,180

CONVERTIBLE BONDS - 23.34%	Principal Amount
Capital Goods - 1.87%
Lightning eMotors, Inc.
7.500%, 05/15/2024 (f)	$5,750,000	4,967,255

Diversified Financials - 8.98%
Apollo Commercial Real Estate Finance, Inc.
4.750%, 08/23/2022	7,000,000	7,065,886
EZCORP, Inc.
2.875%, 07/01/2024	1,832,000	1,913,295
2.375%, 05/01/2025	9,000,000	8,280,000

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2021

CONVERTIBLE BONDS - 23.34% (continued)	Principal Amount	Value
Diversified Financials - 8.98% (continued)
WisdomTree Investments, Inc.
4.250%, 06/15/2023	$1,100,000	$1,302,607
3.250%, 06/15/2026 (f)	5,500,000	5,259,375
		23,821,163

Energy - 6.07%
Golar LNG Ltd.
2.750%, 02/15/2022	5,000,000	4,987,120
Teekay Corp.
5.000%, 01/15/2023 (e)	11,061,000	11,098,277
		16,085,397

Health Care Equipment & Services - 0.98%
UpHealth, Inc.
6.250%, 06/15/2026 (f)	3,250,000	2,604,160

Media & Entertainment - 1.48%
WildBrain Ltd.
5.875%, 09/30/2024 (e)	5,000,000	3,927,838

Real Estate - 1.13%
CTO Realty Growth, Inc.
3.875%, 04/15/2025	2,779,000	3,004,802

Software & Services - 1.98%
Kaleyra, Inc.
6.125%, 06/01/2026 (f)	5,000,000	5,239,952

Telecommunication Services - 0.85%
Liberty Latin America Ltd.
2.000%, 07/15/2024 (e)	2,201,000	2,245,020
TOTAL CONVERTIBLE BONDS
(Cost $59,957,632)		61,895,587

CONVERTIBLE PREFERRED STOCK - 4.08%
Energy - 4.08%
Targa Resources Corp. (f)	10,000	10,809,573
TOTAL CONVERTIBLE PREFERRED STOCK
(Cost $10,546,250)		10,809,573

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2021

CORPORATE BONDS - 56.16%	Principal Amount	Value
Consumer Durables & Apparel - 4.37%
LGI Homes, Inc.
4.000%, 07/15/2029 (f)	$6,000,000	$5,992,500
Vista Outdoor, Inc.
4.500%, 03/15/2029 (f)	5,500,000	5,584,260
		11,576,760

Consumer Services - 6.52%
Nathan’s Famous, Inc.
6.625%, 11/01/2025 (f)	2,188,000	2,238,368
Wyndham Destinations, Inc.
4.250%, 03/01/2022	15,000,000	15,041,100
		17,279,468

Diversified Financials - 2.91%
Donnelley Financial Solutions, Inc.
8.250%, 10/15/2024	2,569,000	2,641,022
Oppenheimer Holdings, Inc.
5.500%, 10/01/2025	4,870,000	5,083,062
		7,724,084

Energy - 8.02%
Bristow Group, Inc.
6.875%, 03/01/2028 (f)	6,550,000	6,825,100
Great Western Petroleum LLC
12.000%, 09/01/2025 (f)	7,500,000	7,626,600
Matador Resources Co.
5.875%, 09/15/2026	3,211,000	3,319,628
Teekay Corp.
9.250%, 11/15/2022 (e)(f)	3,400,000	3,506,624
		21,277,952

Food, Beverage & Tobacco - 2.80%
Turning Point Brands, Inc.
5.625%, 02/15/2026 (f)	7,126,000	7,437,763

Media & Entertainment - 6.74%
CSC Holdings LLC
6.750%, 11/15/2021	5,000,000	5,018,750

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2021

CORPORATE BONDS - 56.16% (continued)	Principal Amount	Value
Media & Entertainment - 6.74% (continued)
Meredith Corp.
6.875%, 02/01/2026	$3,372,000	$3,485,805
Rackspace Technology Global, Inc.
5.375%, 12/01/2028 (f)	4,500,000	4,428,045
Speedway Motorsports LLC
4.875%, 11/01/2027 (f)	4,849,000	4,954,345
		17,886,945

Merchant Wholesalers, Nondurable Goods - 1.35%
KeHE Distributors LLC
8.625%, 10/15/2026 (f)	3,307,000	3,589,748

Pharmaceuticals, Biotechnology
& Life Sciences - 8.68%
Ayr Wellness, Inc.
12.500%, 12/10/2024 (e)	3,850,000	4,296,132
Trulieve Cannabis Corp.
9.750%, 06/18/2024 (e)	3,486,000	3,719,857
Trulieve Cannabis Corp.
8.000%, 10/06/2026 (e)	15,000,000	15,000,000
		23,015,989

Pipeline Transportation - 5.16%
Colgate Energy Partners III LLC
7.750%, 02/15/2026 (f)	555,000	585,320
5.875%, 07/01/2029 (f)	7,000,000	7,061,390
PBF Logistics Finance Corp.
6.875%, 05/15/2023	6,188,000	6,041,035
		13,687,745

Real Estate - 0.69%
IIP Operating Partnership LP
5.500%, 05/25/2026 (f)	1,750,000	1,835,495

Rental and Leasing Services - 1.81%
Ahern Rentals, Inc.
7.375%, 05/15/2023 (f)	5,000,000	4,800,000

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2021

CORPORATE BONDS - 56.16% (continued)	Principal Amount	Value
Retailing - 1.41%
Caleres, Inc.
6.250%, 08/15/2023	$2,096,000	$2,104,772
Nordstrom, Inc.
6.950%, 03/15/2028	1,400,000	1,627,578
		3,732,350

Securities, Commodity Contracts, & Other
Financial Investments & Related Activities - 1.78%
Atento Luxco 1 SA
8.000%, 02/10/2026 (e)(f)	4,295,000	4,708,523

Telecommunication Services - 3.92%
Cincinnati Bell, Inc.
8.000%, 10/15/2025 (f)	2,645,000	2,759,925
Cincinnati Bell Telephone Co. LLC
6.300%, 12/01/2028	1,145,000	1,270,423
Consolidated Communications, Inc.
5.000%, 10/01/2028 (f)	4,663,000	4,820,609
NCR Corp.
5.125%, 04/15/2029 (f)	1,500,000	1,548,750
		10,399,707
TOTAL CORPORATE BONDS
(Cost $146,506,656)		148,952,529

WARRANTS - 0.00%
Consumer Services - 0.00%
Acreage Holdings, Inc. - Class D
Expiration: 10/30/2024, Exercise Price: $3.01	49,833	498
Acreage Holdings, Inc. - Class E
Expiration: 10/30/2024, Exercise Price: $3.15	111,209	1,112
Cansortium Holdings LLC
Expiration: 04/29/2025, Exercise Price: $1.20	750,000	7,500
TOTAL WARRANTS (Cost $0)		9,110

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2021

SHORT-TERM INVESTMENT - 13.23%	Shares	Value
Money Market Fund - 13.23%
STIT - Treasury Portfolio -
Institutional Class, 0.010% (g)	35,077,302	$35,077,302
TOTAL SHORT-TERM INVESTMENT
(Cost $35,077,302)		35,077,302
Total Investments (Cost $290,079,241) - 111.36%		295,339,234
Liabilities in Excess of Other Assets - (11.36%)		(30,127,174)
TOTAL NET ASSETS - 100.00%		$265,212,060

Percentages are stated as a percent of net assets.
(a)
Security is valued using significant unobservable inputs and is deemed a Level 3 security. See Footnote 2. The aggregate value of these securities as of September 30, 2021 was $9,036,850, which represented 3.41% of net assets.

(b)	The rate listed is a fixed rate.
(c)	Variable Rate Security. The rate listed is as of September 30, 2021.
(d)	Non-income producing security.
(e)	Foreign Issued Security.
(f)
Securities purchases pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of September 30, 2021, the value of these investments was $109,183,680, or 41.17% of total net assets.

(g)	Rate listed is the 7-day effective yield.

See notes to financial statements.

Intrepid Funds

STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2021

	Intrepid	Intrepid	Intrepid
	Capital Fund	Endurance Fund	Income Fund
ASSETS:
Investments, at value(1)	$55,851,518	$75,417,723	$295,339,234
Foreign Currency, at value(2)	—	610,750	—
Income receivable	326,826	20,840	3,816,370
Receivable for fund shares sold	1,866	5,640	659,376
Cash	—	2,444,481	—
Appreciation on forward currency contracts	—	124,502	—
Other assets	17,082	29,759	23,920
Total assets	56,197,292	78,653,695	299,838,900
LIABILITIES:
Payable for fund shares redeemed	28,658	5,856	246,868
Payable for investment securities purchased	—	—	34,105,705
Payable for foreign currencies purchased	—	—	408
Payable to Investment Adviser	27,368	7,828	103,848
Payable to Trustees	3,010	4,484	8,497
Payable to Custodian	2,608	1,838	3,401
Distribution payable	12,916	—	63,622
Accrued distribution fees	9,107	10,688	—
Due to Custodian	950,150	—	—
Other expenses payable	82,178	94,864	94,491
Total liabilities	1,115,995	125,558	34,626,840
Total net assets	$55,081,297	$78,528,137	$265,212,060
NET ASSETS CONSIST OF:
Capital stock	$65,145,160	$65,521,983	$260,981,398
Total distributable earnings	(10,063,863)	13,006,154	4,230,662
Total net assets	$55,081,297	$78,528,137	$265,212,060
Investor Class
Net assets	$19,763,509	$43,458,017	$—
Shares outstanding	1,690,502	2,482,528	—
Institutional Class
Net assets	35,317,788	35,070,120	265,212,060
Shares outstanding	3,014,613	1,941,126	27,112,650
Total shares outstanding (unlimited
shares of no par value authorized)	4,705,115	4,423,654	27,112,650
Investor Class Net asset value, offering
and redemption price per share(3)	$11.69	$17.51	$—
Institutional Class Net asset value, offering
and redemption price per share(3)	$11.72	$18.07	$9.78
(1) Cost of Investments	$42,016,896	$55,950,609	$290,079,245
(2) Cost of Foreign Currencies	—	$610,750	$433
(3) If applicable, redemption price per share may be reduced by a 2.00% redemption fee for shares redeemed within 30 days of purchase.

See notes to financial statements.

Intrepid Funds

STATEMENTS OF OPERATIONS
For the Year Ended September 30, 2021

	Intrepid	Intrepid	Intrepid
	Capital Fund	Endurance Fund	Income Fund
INVESTMENT INCOME:
Dividend income	$448,495	$211,068	$118,750
Interest income	1,236,460	18,772	9,962,232
Total investment income	1,684,955	229,840	10,080,982
Advisory fees (See Note 3)	588,525	799,992	1,036,847
Administration fees	79,574	97,263	125,442
Shareholder servicing fees and expenses	62,292	73,609	64,203
Fund accounting fees	62,017	60,376	53,362
Distribution (12b-1) fees -
Investor Class Only (See Note 4)	52,631	117,511	—
Audit fees	40,525	43,285	41,331
Federal and state registration	32,937	37,944	19,698
Legal fees	18,046	32,073	18,451
Custody fees	13,370	12,656	16,196
Trustees fees and expenses	11,872	16,860	27,946
Insurance	5,962	6,498	7,502
Miscellaneous	5,144	8,334	8,793
Reports to shareholders	2,227	7,376	14,619
Interest fees	175	—	14,239
Total expenses before Adviser waiver	975,297	1,313,777	1,448,629
Expenses waived by Adviser (See Note 3)	(245,687)	(307,461)	(190,174)
Total net expenses	729,610	1,006,316	1,258,455
Net investment income (loss)	955,345	(776,476)	8,822,527
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments and foreign currency translation	4,294,847	10,859,729	4,708,259
Forward currency contracts	(202,209)	(332,605)	—
Net change in unrealized appreciation on:
Investments and foreign currency translation	8,030,164	10,320,673	5,304,503
Forward currency contracts	115,212	120,349	—
Net realized and unrealized gain	12,238,014	20,968,146	10,012,762
Net increase in net assets
resulting from operations	$13,193,359	$20,191,670	$18,835,289

See notes to financial statements.

Intrepid Capital Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2021	September 30, 2020
OPERATIONS:
Net investment income	$955,345	$1,165,664
Net realized gain (loss) on investments
and foreign currency translation	4,092,638	(2,042,156)
Net change in unrealized
appreciation (depreciation)	8,145,376	(2,100,820)
Net increase (decrease) in assets
resulting from operations	13,193,359	(2,977,312)

DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions
to shareholders - Investor Class
Ordinary income	(301,176)	(1,373,585)
Return of capital	(86,810)	—
Net dividends and distributions
to shareholders - Institutional Class
Ordinary income	(598,883)	(3,242,240)
Return of capital	(155,867)	—
Total dividends and distributions	(1,142,736)	(4,615,825)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Investor Class	773,915	853,600
Proceeds from shares sold - Institutional Class	448,642	1,111,157
Proceeds from shares issued to holders in
reinvestment of dividends - Investor Class	367,708	1,320,299
Proceeds from shares issued to holders in
reinvestment of dividends - Institutional Class	709,279	3,045,079
Cost of shares redeemed - Investor Class(1)	(5,675,653)	(14,012,162)
Cost of shares redeemed - Institutional Class(2)	(17,820,042)	(39,662,657)
Net decrease in net assets
from capital share transactions	(21,196,151)	(47,344,684)

TOTAL DECREASE IN NET ASSETS	$(9,145,528)	$(54,937,821)

NET ASSETS:
Beginning of Year	64,226,825	119,164,646
End of Year	$55,081,297	$64,226,825

(1)	Net of redemption fees of $2 and $24, respectively.
(2)	Net of redemption fees of $0 and $310, respectively.

See notes to financial statements.

Intrepid Endurance Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Year Ended	Year Ended
	September 30, 2021	September 30, 2020
OPERATIONS:
Net investment income loss	$(776,476)	$(291,871)
Net realized gain (loss) on investments
and foreign currency translation	10,527,124	(6,847,890)
Net change in unrealized appreciation	10,441,022	8,906,486
Net increase in assets resulting from operations	20,191,670	1,766,725

DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions
to shareholders - Investor Class	—	(383,569)
Net dividends and distributions
to shareholders - Institutional Class	—	(223,243)
Total dividends and distributions	—	(606,812)

CAPITAL SHARE TRANSACTIONS:
Net assets from merger - Investor Class (Note 9)	11,692,610	—
Proceeds from shares sold - Investor Class	2,808,025	1,783,407
Proceeds from shares sold - Institutional Class	20,161,362	1,051,653
Proceeds from shares issued to holders in
reinvestment of dividends - Investor Class	—	377,090
Proceeds from shares issued to holders in
reinvestment of dividends - Institutional Class	—	221,653
Cost of shares redeemed - Investor Class(1)	(26,344,374)	(15,427,344)
Cost of shares redeemed - Institutional Class(2)	(8,236,023)	(12,503,395)
Net increase (decrease) in net assets
from capital share transactions	81,600	(24,496,935)

TOTAL INCREASE(DECREASE)
IN NET ASSETS	20,273,270	(23,337,022)

NET ASSETS:
Beginning of Year	58,254,867	81,591,889
End of Year	$78,528,137	$58,254,867

(1)	Net of redemption fees of $272 and $1,067, respectively.
(2)	Net of redemption fees of $0 and $83, respectively.

See notes to financial statements.

Intrepid Income Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Year Ended	Year Ended
	September 30, 2021	September 30, 2020
OPERATIONS:
Net investment income	$8,822,527	$4,097,351
Net realized gain (loss) on investments
and foreign currency translation	4,708,259	(775,788)
Net change in unrealized
appreciation (depreciation)	5,304,503	(418,784)
Net increase in assets resulting from operations	18,835,289	2,902,779

DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions to shareholders	(8,804,931)	(4,092,710)
Total dividends and distributions	(8,804,931)	(4,092,710)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	176,341,013	56,780,936
Proceeds from shares issued to holders
in reinvestment of dividends	7,705,412	3,511,163
Cost of shares redeemed(1)	(24,060,324)	(22,578,640)
Net increase in net assets from
capital share transactions	159,986,101	37,713,459

TOTAL INCREASE IN NET ASSETS	170,016,459	36,523,528

NET ASSETS:
Beginning of Year	95,195,601	58,672,073
End of Year	$265,212,060	$95,195,601

(1)	Net of redemption fees of $2,293 and $810, respectively.

See notes to financial statements.

Intrepid Capital Fund – Investor Class

FINANCIAL HIGHLIGHTS

Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:

	Year Ended September 30,
	2021	2020	2019	2018	2017
NET ASSET VALUE:
Beginning of year	$9.58	$10.28	$11.64	$11.92	$11.62

OPERATIONS:
Net investment income(1)(2)	0.16	0.11	0.24	0.19	0.16
Net realized and unrealized gain (loss)
on investment securities	2.16	(0.31)	(1.21)	(0.04)	0.62
Total from operations(3)	2.32	(0.20)	(0.97)	0.15	0.78

LESS DISTRIBUTIONS:
From net investment income	(0.16)	(0.50)	(0.20)	(0.19)	(0.24)
From return of capital	(0.05)	—	—	—	—
From net realized gains	—	—	(0.19)	(0.24)	(0.24)
Total distributions	(0.21)	(0.50)	(0.39)	(0.43)	(0.48)

NET ASSET VALUE:
End of year	$11.69	$9.58	$10.28	$11.64	$11.92
Total return	24.30%	-1.88%	-8.26%	1.24%	6.86%
Net assets at end of year
(000s omitted)	$19,764	$20,038	$34,291	$64,198	$88,405

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.82%	1.69%	1.53%	1.46%	1.44%
After expense
reimbursement/recoupment	1.40%	1.40%	1.40%	1.40%	1.40%

RATIO OF NET INVESTMENT
INCOME TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.04%	0.91%	1.43%	1.20%	1.26%
After expense
reimbursement/recoupment	1.46%	1.20%	1.56%	1.26%	1.30%
Portfolio turnover rate	17%	60%	54%	46%	47%

(1)
Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustment for permanent book-to-tax differences for the years ended September 30, 2019, 2018 and 2017.

(2)	Net investment income per share is calculated using the average shares outstanding method for the years ended September 30, 2021, and 2020.
(3)	Total from investment operations per share includes redemption fees of less than $0.01 per share for each of the five years ended September 30, 2021, 2020, 2019, 2018, and 2017.

See notes to financial statements.

Intrepid Capital Fund – Institutional Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:

	Year Ended September 30,
	2021	2020	2019	2018		2017
NET ASSET VALUE:
Beginning of year	$9.59	$10.29	$11.65	$11.92		$11.62

OPERATIONS:
Net investment income(1)(2)	0.19	0.14	0.22	0.18		0.19
Net realized and unrealized gain (loss)
on investment securities	2.17	(0.32)	(1.16)	(0.00	)(4)	0.62
Total from operations(3)	2.36	(0.18)	(0.94)	0.18		0.81

LESS DISTRIBUTIONS:
From net investment income	(0.16)	(0.52)	(0.23)	(0.21)		(0.27)
From return of capital	(0.07)	—	—	—		—
From net realized gains	—	—	(0.19)	(0.24)		(0.24)
Total distributions	(0.23)	(0.52)	(0.42)	(0.45)		(0.51)

NET ASSET VALUE:
End of year	$11.72	$9.59	$10.29	$11.65		$11.92
Total return	24.72%	-1.67%	-8.07%	1.52%		7.13%
Net assets at end of year
(000s omitted)	$35,318	$44,189	$84,874	$256,969		$324,442

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.57%	1.44%	1.28%	1.21%		1.19%
After expense
reimbursement/recoupment	1.15%	1.15%	1.15%	1.15%		1.15%

RATIO OF NET INVESTMENT
INCOME TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.29%	1.17%	1.71%	1.46%		1.52%
After expense
reimbursement/recoupment	1.71%	1.46%	1.84%	1.52%		1.56%
Portfolio turnover rate	17%	60%	54%	46%		47%

(1)
Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustment for permanent book-to-tax differences for the years ended September 30, 2019, 2018 and 2017.

(2)	Net investment income per share is calculated using the average shares outstanding method for the years ended September 30, 2021 and 2020.
(3)	Total from investment operations per share includes redemption fees of less than $0.01 per share for each of the four years ended September 30, 2020, 2019, 2018, and 2017.
(4)	The amount represents less than $0.01 per share.

See notes to financial statements.

Intrepid Endurance Fund – Investor Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:

	Year Ended September 30,
	2021		2020	2019	2018	2017
NET ASSET VALUE:
Beginning of year	$14.09		$13.56	$13.89	$14.46	$14.55

OPERATIONS:
Net investment income (loss)(1)(2)	(0.18)		(0.07)	0.08	0.04	(0.07)
Net realized and unrealized gain (loss)
on investment securities	3.60		0.71	(0.34)	(0.10)	0.12
Total from operations(3)	3.42		0.64	(0.26)	(0.06)	0.05

LESS DISTRIBUTIONS:
From net investment income	—		(0.11)	(0.07)	(0.01)	—
From net realized gains	—		—	—	(0.50)	(0.14)
Total distributions	—		(0.11)	(0.07)	(0.51)	(0.14)

NET ASSET VALUE:
End of year	$17.51		$14.09	$13.56	$13.89	$14.46
Total return	24.27%		4.72%	-1.85%	-0.49%	0.36%
Net assets at end of year
(000s omitted)	$43,458		$38,376	$51,076	$75,405	$125,433

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.73%		1.73%	1.55%	1.48%	1.46%
After expense
reimbursement/recoupment	1.33	%(4)	1.40%	1.38%	1.37%	1.40%

RATIO OF NET INVESTMENT
INCOME (LOSS) TO AVERAGE
NET ASSETS:
Before expense
reimbursement/recoupment	(1.44)%		(0.87)%	0.41%	0.14%	(0.18)%
After expense
reimbursement/recoupment	(1.04)%		(0.54)%	0.58%	0.25%	(0.12)%
Portfolio turnover rate	81%		105%	59%	44%	43%

(1)	Net investment income (loss) per share is calculated using the average shares outstanding method for the years ended September 30, 2021, 2020, 2019 and 2018.
(2)
Net investment loss per share is calculated using the ending accumulated net investment loss balances prior to consideration or adjustment for permanent book-to-tax differences for the year ended September 30, 2017.

(3)	Total from investment operations per share includes redemption fees of less than $0.01 per share for each of the five years ended September 30, 2021, 2020, 2019, 2018, and 2017.
(4)	Expense waiver of 1.30% was implemented on January 22, 2021.

See notes to financial statements.

Intrepid Endurance Fund – Institutional Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:

	Year Ended September 30,
	2021	2020	2019	2018	2017
NET ASSET VALUE:
Beginning of year	$14.52	$13.94	$14.25	$14.81	$14.86

OPERATIONS:
Net investment income (loss)(1)(2)	(0.16)	(0.04)	0.11	0.19	0.03
Net realized and unrealized gain (loss)
on investment securities	3.71	0.74	(0.34)	(0.23)	0.06
Total from operations(4)	3.55	0.70	(0.23)	(0.04)	0.09

LESS DISTRIBUTIONS:
From net investment income	—	(0.12)	(0.08)	(0.02)	(0.00	)(3)
From net realized gains	—	—	—	(0.50)	(0.14)
Total distributions	—	(0.12)	(0.08)	(0.52)	(0.14)

NET ASSET VALUE:
End of year	$18.07	$14.52	$13.94	$14.25	$14.81
Total return	24.45%	5.02%	-1.61%	-0.34%	0.64%
Net assets at end of year
(000s omitted)	$35,070	$19,879	$30,516	$48,117	$67,839

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.51%	1.48%	1.32%	1.26%	1.21%
After expense
reimbursement/recoupment	1.15%	1.15%	1.15%	1.15%	1.15%

RATIO OF NET INVESTMENT
INCOME (LOSS) TO AVERAGE
NET ASSETS:
Before expense
reimbursement/recoupment	(1.23)%	(0.60)%	0.64%	0.37%	0.07%
After expense
reimbursement/recoupment	(0.87)%	(0.27)%	0.81%	0.48%	0.13%
Portfolio turnover rate	81%	105%	59%	44%	43%

(1)
Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustment for permanent book-to-tax differences for the years ended September 30, 2018, and 2017.

(2)	Net investment income (loss) per share is calculated using the average shares outstanding method for each of the years ended September 30, 2021, 2020, and 2019.
(3)	The amount represents less than $0.01 per share.
(4)	Total from investment operations per share includes redemption fees of less than $0.01 for each of the four years ended September 30, 2020, 2019, 2018, and 2017.

See notes to financial statements.

Intrepid Income Fund

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:

	Year Ended September 30,
	2021	2020	2019	2018	2017
NET ASSET VALUE:
Beginning of year	$8.93	$9.17	$9.21	$9.29	$9.29

OPERATIONS:
Net investment income(1)(2)	0.61	0.47	0.32	0.27	0.27
Net realized and unrealized gain (loss)
on investment securities	0.84	(0.27)	(0.04)	(0.08)	0.00 (3)
Total from operations(4)	1.45	0.20	0.28	0.19	0.27

LESS DISTRIBUTIONS:
From net investment income	(0.60)	(0.44)	(0.32)	(0.27)	(0.27)
From net realized gains	—	—	—	—	—
Total distributions	(0.60)	(0.44)	(0.32)	(0.27)	(0.27)

NET ASSET VALUE:
End of year	$9.78	$8.93	$9.17	$9.21	$9.29
Total return	16.62%	2.27%	3.07%	2.05%	2.92%
Net assets at end of year
(000s omitted)	$265,212	$95,196	$58,672	$74,620	$79,533

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.04%	1.17%	1.09%	1.03%	1.01%
After expense
reimbursement/recoupment	0.91%	0.91%	0.90%	0.90%	0.90%

RATIO OF NET INVESTMENT
INCOME TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	6.25%	4.99%	3.13%	2.70%	2.77%
After expense
reimbursement/recoupment	6.38%	5.25%	3.32%	2.83%	2.88%
Portfolio turnover rate	94%	144%	104%	52%	49%

(1)
Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustment for permanent book-to-tax differences for the years ended September 30, 2019, 2018 and 2017.

(2)	Net investment income per share is calculated using the average shares outstanding method for the years ended September 30, 2021, and 2020.
(3)	The amount represents less than $0.01 per share.
(4)	Total from investment operations per share includes redemption fees of less than $0.01 per share for the years ended September 30, 2021, 2020, 2019 and 2018.

See notes to financial statements.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS
September 30, 2021

1.	ORGANIZATION

Intrepid Capital Management Funds Trust (the “Trust”) was organized as a Delaware Statutory Trust on August 27, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies.  At September 30, 2020, the Trust consisted of three series (the “Funds”): Intrepid Capital Fund, Intrepid Endurance Fund, and Intrepid Income Fund.  The Intrepid Capital Fund’s Investor Class commenced operations on January 3, 2005, the Intrepid Capital Fund’s Institutional Class commenced operations on April 30, 2010, the Intrepid Endurance Fund’s Investor Class commenced operations on October 3, 2005, the Intrepid Endurance Fund’s Institutional Class commenced operations on November 3, 2009, the Intrepid Income Fund’s Investor Class commenced operations on July 2, 2009 and ceased operations on January 31, 2014.  Effective as of the close of business on January 31, 2014 all Investor Class shares of the Intrepid Income Fund were converted into Institutional Class shares.  The Intrepid Income Fund’s Institutional Class commenced operations on August 16, 2010.

On January 22, 2021, The Intrepid Endurance Fund acquired all the net assets of the Intrepid Disciplined Value Fund (Note 9).

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States (“GAAP”).  The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

Valuation of Securities

The Trust has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below.

• Level 1 -	Quoted prices in active markets for identical securities.

• Level 2 -	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 -	Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2021

Equity investments, including common stocks, foreign issued common stocks, exchange-traded funds, closed end mutual funds, real estate investments trusts and certain preferred securities, which are traded on an exchange (other than The NASDAQ OMX Group, Inc., referred to as “NASDAQ”) are valued at the last sale price reported by the exchange on which the securities are primarily traded on the day of valuation.  Securities that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Market, NASDAQ Global Select Market and NASDAQ Capital Market, are valued at the NASDAQ Official Closing Price.  If there are no sales on a given day for securities traded on an exchange, the latest mean quotation will be used.  If there is no Nasdaq Official Closing Price for a Nasdaq-listed security or sale price available for an over-the-counter security, the latest mean quotations from Nasdaq will be used.  When using the market quotations or closing price provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security.  When using the latest mean quotation, the security will be classified as Level 2.

Foreign securities are valued on a basis of quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange. The foreign markets in which the Funds may invest are sometimes open on days when the New York Stock Exchange is not open and the Funds do not calculate their net asset value. For securities that do not trade during, or trade only during a portion of, the New York Stock Exchange’s hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and may include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities.

Investment in mutual funds, including money market funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds and will be classified as Level 1 securities.

Debt securities, such as corporate bonds, convertible bonds, senior loans, and U.S. government agency issues for which market quotations are not readily available may be valued based on information supplied by independent pricing services using matrix pricing formulas and/or independent broker bid quotations.  Debt securities with remaining maturities of 60 days or less may be valued on an amortized cost basis to the extent it is equivalent to fair value, which involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating rates on the fair value of the instrument.  Amortized cost will not be used if it does not approximate fair value, due to credit or other impairments of the issuer.  These securities will generally be classified as Level 2 securities.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2021

Options can diverge from the prices of their underlying instruments.  These are valued at the composite last price reported by the exchange on which the options are primarily traded on the day of the valuation and are classified as Level 1.  If there is no composite last price on a given day the latest mean will be used.  When using the latest mean quotation, these contracts are classified as Level 2.

Forward currency contracts derive their value from the underlying currency prices.  These are valued by a pricing service using pricing models.  The models use inputs that are observed from active markets, such as exchange rates.  These contracts are classified as Level 2.

Futures contracts are valued at the last sale price at the close of trading on the relevant exchange or board of trade.  If there was no sale on the applicable exchange or board of trade on such day, they are valued at the average of the quoted bid and asked prices as of the close of such exchange or board of trade.  When using the market quotations and when the market is considered active, the contract will be classified as Level 1.

Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ adviser pursuant to procedures established under the general supervision and responsibility of the Funds’ Board of Trustees and will be classified as Level 3 assets.

The inputs of methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

As of September 30, 2021, the Funds’ assets and liabilities carried at fair value were classified as follows:

Intrepid Capital Fund
Description	Level 1	Level 2	Level 3	Total
Assets
Total Bank Loans*
Health Care	$—	$2,025,000	$1,970,000	$3,995,000
Total Bank Loans	—	2,025,000	1,970,000	3,995,000
Total Common Stocks*	34,781,455	—	—	34,781,455
Total Real Estate
Investment Trust (REIT)*	1,085,243	—	—	1,085,243
Total Convertible Bonds*	—	2,594,781	—	2,594,781
Total Corporate Bonds*	—	9,322,665	—	9,322,665
Total Warrant*	2,500	—	—	2,500
Money Market Fund*	4,069,874	—	—	4,069,874
Total Assets	$39,939,072	$13,942,446	$1,970,000	$55,851,518

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2021

Intrepid Endurance Fund
Description	Level 1	Level 2	Level 3	Total
Assets
Total Common Stocks*	$71,622,488	$—	$—	$71,622,488
Total
Exchange-Traded Fund*	1,842,829	—	—	1,842,829
Total Real Estate Investment
Trust (REIT)*	1,952,406	—	—	1,952,406
Unrealized Appreciation
on Forward Currency
Contracts	—	124,502	—	124,502
Total Assets	$75,417,723	$124,502	$—	$75,542,225

Intrepid Income Fund
Description	Level 1	Level 2	Level 3	Total
Assets
Total Bank Loans*
Consumer Services	$—	$15,538,103	$3,619,350	$19,157,453
Health Care	—	10,035,000	5,417,500	15,452,500
Total Bank Loans	—	25,573,103	9,036,850	34,609,953
Total Common Stocks*	3,985,180	—	—	3,985,180
Total Convertible Bonds*	—	61,895,587	—	61,895,587
Total Convertible
Preferred Stock*	—	10,809,573	—	10,809,573
Total Corporate Bonds*	—	148,952,529	—	148,952,529
Total Warrants*	9,110	—	—	9,110
Money Market Fund*	35,077,302	—	—	35,077,302
Total Assets	$39,071,592	$247,230,792	$9,036,850	$295,339,234

*	For further information regarding security characteristics, please see the Schedule of Investments.

Below is a reconciliation that details the activity of securities in Level 3 during the current fiscal year.

	Intrepid	Intrepid
	Capital Fund	Income Fund
Beginning Balance – October 1, 2020	$—	$—
Purchases	1,970,000	8,933,405
Sales	—	—
Realized gains	—	—
Realized losses	—	—
Change in unrealized appreciation	—	103,445
Net Transfers Into Level 3	—	—
Ending Balance – September 30, 2021	$1,970,000	$9,036,850

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2021

As of September 30, 2021, the change in unrealized appreciation on the position still held in the Intrepid Income Fund was $103,445.

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3.

	Type of		Fair Value at	Valuation	Unobservable
Fund	Security	Industry	9/30/2021	Techniques	Inputs	Range
					Independent
Intrepid	Bank	Health		Broker	Third Party
Capital Fund	Loan	Care	1,970,000	Quote	Valuation	$98.50

					Unpublished
Intrepid	Bank	Consumer		Broker	Independent
Income Fund	Loan	Services	3,619,350	Quote	Broker Quote	$103.41

					Independent
Intrepid	Bank	Health		Broker	Third Party
Income Fund	Loan	Care	5,417,500	Quote	Valuation	$98.50

The significant unobservable inputs used in the fair value measurement of the bank loan in the Intrepid Capital Fund and one of the bank loans in the Intrepid Income Fund is an independent third party valuation.  The valuation is conducted at the direction of the bank loan’s originator who uses the valuation to support pricing for the bank note holdings in the originator’s internal fund.

The significant unobservable inputs used in the fair value measurement of one of the bank loans in the Intrepid Income Fund is an unpublished independent broker quote.  The price quote is provided by the loan’s underwriter who maintains an active market in the loan and has knowledge of existing and prospective holders.

Derivative Instruments and Hedging Activities

The Funds’ adviser may use derivative instruments, such as forward currency contracts, as a means to manage exposure to different types of risk, including market risk  and exchange rate risk, and to gain exposure to underlying securities. During the year ended September 30, 2021, the Intrepid Capital Fund and the Intrepid Endurance Fund held derivative instruments.

Forward Currency Contracts

The Intrepid Capital Fund and Intrepid Endurance Fund used forward currency contracts during the period for the purpose of hedging exposures to non-U.S. dollar denominated assets. In general the use of these contracts may reduce the overall risk level in a fund, but may also lower fund performance. The use of these contracts does not create leverage in the Fund, but does expose the Fund to counterparty credit risk. When the contract is settled, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it settled.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2021

Effect of Forward Currency Contracts on the Statement of Operations for the Period Ended September 30, 2021

	Change in unrealized	Realized loss
	appreciation on	on forward
	forward currency contracts	currency contracts
Intrepid Capital Fund	$115,212	$(202,209)
Intrepid Endurance Fund	$120,349	$(332,605)
Intrepid Income Fund	$—	$—

The average monthly notional amounts of forward currency contracts during the year ended September 30, 2021 were as follows:

	Intrepid	Intrepid	Intrepid
	Capital Fund	Endurance Fund	Income Fund
Long Positions
Forward currency contracts	$ —	$ —	$—

	Intrepid	Intrepid	Intrepid
	Capital Fund	Endurance Fund	Income Fund
Short Positions
Forward currency contracts	$79,514	$3,666,304	$—

Long position forward currency contracts are received and settled in foreign currency. Short position forward currency contracts are received and settled in U.S. dollars.

At September 30, 2021, Intrepid Capital Management Funds Trust is invested in derivative contracts in the Endurance Fund, which are reflected in the Statements of Assets and Liabilities, as follows:

		Derivative Assets		Derivative Liability
		Statement of		Statement of
		Assets and	Fair Value	Assets and	Fair Value
Risk	Derivative Type	Liabilities Location	Amount	Liabilities Location	Amount
Currency	Forward foreign	Unrealized		Unrealized
	currency exchange	appreciation on		depreciation on
	contracts	foreign forward		foreign forward
		currency contracts	$124,502	currency contracts	$—
			$124,502		$—

Offsetting on the Statement of Assets and Liabilities

For financial reporting purposes, the Fund offsets financial assets and financial liabilities that are subject to master netting arrangements or similar agreements within appreciation on forward currency contracts and depreciation on forward currency contracts on the Statements of Assets and Liabilities.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2021

As of September 30, 2021, the gross amount of derivative assets and liabilities which were not offset for the Intrepid Endurance Fund are presented gross on the Statement of Assets and Liabilities.

Derivative Risk

The risks of using the types of derivatives in which the Funds may engage include the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Funds in the manner intended by the Funds’ adviser; the risk that the counterparty to a derivative contract may fail to comply with their obligations to the Fund; the risk that the derivative may not possess a liquid secondary market at a time when the Fund would look to disengage the position; the risk that additional capital from the Fund may be called upon to fulfill the conditions of the derivative contract; and the risk that the cost of the derivative contracts may reduce the overall returns experienced by the Funds.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Indemnification

In the normal course of business the Funds enter into contracts that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

Foreign Currency Transactions

The books and records are maintained in U.S. dollars.  Foreign currency denominated transactions (i.e. market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange.  The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are reflected in net realized and unrealized gain or loss on investments and foreign currency translation.

The value of a Fund’s foreign investments may be significantly affected by changes in currency exchange rates and the Fund may incur costs in converting securities denominated in foreign currencies to U.S. dollars. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies are not

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2021

subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes, which would reduce the Fund’s income without providing a tax credit for the Fund’s shareholders. Although each Fund intends to invest in securities of foreign issuers domiciled in nations which the Adviser considers as having stable and friendly governments, there is the possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which would affect investments in those nations.

Securities Transactions and Investment Income

The Funds record security transactions based on trade date.  Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective yield method.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.  Net realized gains or losses are determined using the identified cost method.

Distribution to Shareholder Policy

Dividends from net investment income, if any, are declared and paid at least monthly or quarterly, for Intrepid Income Fund and Intrepid Capital Fund, respectively and annually for Intrepid Endurance Fund. Distributions of net realized capital gains, if any, are declared and paid at least annually.

Federal Income Taxes

The Funds comply with, and intend to continue to comply with, the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from Federal income taxes.

Allocation of Income, Expenses, and Gains/Losses

Income, expenses (other than those deemed to be attributable to a specific share class), and gains and losses of each Fund are allocated to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of that Fund.  Expenses deemed directly attributable to a specific class of shares are charged against the operations of such class.  Most Fund expenses are allocated by class based on relative net assets.

Recent Accounting Pronouncement

In March 2020, FASB issued Accounting Standards Update (ASU) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2021

offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact of the optional guidance on the Fund’s financial statements and disclosures. The Fund did not utilize the optional expedients and exceptions provided by ASU No. 2020-04 during the fiscal year ended September 30, 2021.

Other Risks

The global outbreak of coronavirus disease 2019 (“COVID-19”) has disrupted global economic markets and adversely affected individual companies and investment products. The prolonged economic impact of COVID-19 is uncertain. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Fund’s investments.

Subsequent Events Evaluation

In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events after the Statements of Assets and Liabilities date of September 30, 2021 through the date the financial statements were available for issue. This evaluation did not result in any subsequent events that necessitated disclosure and/or adjustments.

3.	INVESTMENT ADVISER

The Trust has entered into investment advisory agreements (collectively, “Agreement”) with Intrepid Capital Management, Inc. (the “Adviser”), with whom certain officers and Trustees of the Trust are affiliated, to furnish investment advisory services to the Funds.  Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Adviser for its management services on the Intrepid Capital Fund at the annual rate of 1.00% on the first $500 million of average daily net assets and 0.80% on each of the Fund’s average daily net assets in excess of $500 million, on the Intrepid Endurance Fund at an annual rate of 1.00% of average daily net assets, and on Intrepid Income Fund at the annual rate of 0.75% of average daily net assets.

For the Intrepid Capital Fund, the Adviser agreed to waive its management fee and/or reimburse other expenses in both the Investor Share Class and Institutional Share Class, including organization expenses, to the extent necessary to ensure that operating expenses did not exceed 1.15%. The Investor Share Class may have a Net Expense ratio higher than these expense caps as a result of any sales, distribution and other fees incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), acquired fund fees and expenses or other expenses (such as taxes, interest, brokerage commissions and extraordinary items) that are excluded from the calculation. For the Intrepid Endurance Fund, effective January 22,

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2021

2021 in connection with the Reorganization (see Note 9), the Adviser agreed to waive its management fee and/or reimburse other expenses in both the Investor Share Class and Institutional Share Class, including organization expenses, to the extent necessary to ensure that the operating expenses did not exceed 1.05% of the Fund’s average daily net assets for the Investor Class shares of the Fund, and do not exceed 1.15% of the average daily net assets for the Institutional Class shares.  The Investor Share Class may have a Net Expense ratio higher than these expense caps as a result of any sales, distribution and other fees incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, acquired fund fees and expenses or other expenses (such as taxes, interest, brokerage commissions and extraordinary items) are excluded from the calculation. For the Intrepid Income Fund, the Adviser agreed to waive its management fee and/or reimburse other expenses of the Fund, including organization expenses, to the extent necessary to ensure that the Fund’s operating expenses did not exceed 0.90% of average daily net assets.  The Fund may have Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement higher than these expense caps as a result of acquired fund fees and expenses or other expenses (such as taxes, interest, brokerage commissions and extraordinary items) that are excluded from the calculation.  Any such waivers or reimbursements for the Funds are subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses on a monthly basis during the fiscal year are less than the respective expense cap limitations, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the month such amount was waived or reimbursed.  Waived/reimbursed expenses subject to potential recovery by year of expiration are as follows:

	Year of Expiration
	2022	2023	2024
Intrepid Capital Fund	$235,555	$246,612	$245,687
Intrepid Endurance Fund	170,106	218,761	307,461
Intrepid Income Fund	119,285	205,924	190,174

4.	DISTRIBUTION PLAN

The Trust, on behalf of the Funds, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which provides that the Funds may reimburse the Funds’ distributor or others at an annual rate of up to 0.25% of the average daily net assets of the Investor Class of the Capital Fund and the Endurance Fund.

Quasar Distributors, LLC serves as distributor to the Funds.

5.	INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities (excluding short-term securities) by the Funds for the year ended September 30, 2021 were as follows:

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2021

	Non-U.S. Government		U.S. Government
	Purchases	Sales	Purchases	Sales
Intrepid Capital Fund	$9,631,972	$26,709,217	$—	$—
Intrepid Endurance Fund	60,000,867	65,820,152	—	—
Intrepid Income Fund	253,151,708	125,022,614	—	—

6.	CAPITAL SHARE TRANSACTIONS

Intrepid Capital Fund – Investor Class

	Year Ended	Year Ended
	September 30, 2021	September 30, 2020
Shares sold	71,354	88,123
Shares issued to holders in
reinvestment of dividends	32,172	136,103
Shares redeemed	(504,459)	(1,469,877)
Net decrease in shares	(400,933)	(1,245,651)
Shares outstanding:
Beginning of year	2,091,435	3,337,086
End of year	1,690,502	2,091,435

Intrepid Capital Fund – Institutional Class
	Year Ended	Year Ended
	September 30, 2021	September 30, 2020
Shares sold	40,503	117,915
Shares issued to holders in
reinvestment of dividends	61,774	315,640
Shares redeemed	(1,693,348)	(4,079,103)
Net decrease in shares	(1,591,071)	(3,645,548)
Shares outstanding:
Beginning of year	4,605,684	8,251,232
End of year	3,014,613	4,605,684

Intrepid Endurance Fund – Investor Class
	Year Ended	Year Ended
	September 30, 2021	September 30, 2020
Shares sold	161,091	138,155
Shares issued in
connection with merger	1,027,967	—
Shares issued to holders in
reinvestment of dividends	—	26,763
Shares redeemed	(1,429,357)	(1,209,856)
Net decrease in shares	(240,299)	(1,044,938)
Shares outstanding:
Beginning of year	2,722,827	3,767,765
End of year	2,482,528	2,722,827

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2021

Intrepid Endurance Fund – Institutional Class

	Year Ended	Year Ended
	September 30, 2021	September 30, 2020
Shares sold	1,048,122	76,550
Shares issued to holders in
reinvestment of dividends	—	15,297
Shares redeemed	(476,162)	(912,346)
Net increase (decrease) in shares	571,960	(820,499)
Shares outstanding:
Beginning of year	1,369,166	2,189,665
End of year	1,941,126	1,369,166

Intrepid Income Fund
	Year Ended	Year Ended
	September 30, 2021	September 30, 2020
Shares sold	18,181,706	6,359,451
Shares issued to holders in
reinvestment of dividends	801,155	394,930
Shares redeemed	(2,529,954)	(2,494,838)
Net increase in shares	16,452,907	4,259,543
Shares outstanding:
Beginning of year	10,659,743	6,400,200
End of year	27,112,650	10,659,743

7.	FEDERAL INCOME TAX INFORMATION

The tax components of distributions paid during the fiscal years ended September 30, 2021 and 2020 are as follows:

	September 30, 2021			September 30, 2020
		Return	Long-Term		Return	Long-Term
	Ordinary	of	Capital	Ordinary	of	Capital
	Income	Capital	Gains	Income	Capital	Gains
Intrepid
Capital
Fund	$900,059	$242,677	$—	$4,615,825	$—	$—
Intrepid
Endurance
Fund	—	—	—	556,835	49,977	—
Intrepid
Income
Fund	8,804,931	—	—	4,092,710	—	—

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2021

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended September 30, 2021, the following table shows the reclassifications made:

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid-in
	Income (Losses)	Gains (Losses)	Capital
Intrepid Capital Fund	$40,756	$201,921	(242,677)
Intrepid Endurance Fund	602,404	(2,542,438)	1,940,034
Intrepid Income Fund	(13,693)	13,693	—

These reclassifications primarily relate to adjustments with differing book and tax methods of accounting for the usage of investment losses and currency adjustments.

As of September 30, 2021, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Intrepid	Intrepid
	Capital Fund	Endurance Fund
Cost of investments	$42,331,861	$56,767,270
Unrealized appreciation	14,032,883	21,046,219
Unrealized depreciation	(513,226)	(2,146,762)
Net unrealized appreciation	13,519,657	18,899,457
Undistributed ordinary income	—	—
Undistributed long-term capital gain	—	—
Distributable income	—	—
Other accumulated loss	(23,583,520)	(5,893,303)
Total accumulated gain (loss)	$(10,063,863)	$13,006,154

	Intrepid
	Income Fund
Cost of investments	$290,224,099
Unrealized appreciation	6,730,362
Unrealized depreciation	(1,499,671)
Net unrealized appreciation	5,230,691
Undistributed ordinary income	23,122
Undistributed long-term capital gain	—
Distributable income	23,122
Other accumulated loss	(1,023,151)
Total accumulated gain	$4,230,662

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2021

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

At September 30, 2021, the Intrepid Capital Fund has short-term tax basis capital losses of $14,867,984 and long-term tax basis capital losses of $8,715,645 which may be carried forward to offset future capital gains. To the extent that the Intrepid Capital Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforwards. These losses do not expire.

During the 2021 fiscal year, Intrepid Capital Fund utilized $1,541,109 of short-term capital loss carryover, and $2,612,928 of long-term capital loss carryover.

At September 30, 2021, the Intrepid Endurance Fund has short-term tax basis capital losses of $2,918,925, short-term limited tax basis capital losses of $386,617  and long-term tax basis capital losses of $1,924,859 which may be carried forward to offset future capital gains. To the extent that the Intrepid Endurance Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforwards. These losses do not expire. The Intrepid Endurance Fund had late year losses of $662,902, which the Fund will elect to defer to the first day of its next tax year.

During the 2021 fiscal year, Intrepid Endurance Fund utilized $4,002,480 of short-term capital loss carryover, $78,131 of short-term limited capital loss carryover, and $5,358,624 of long-term capital loss carryover.

At September 30, 2021, the Intrepid Income Fund had short-term tax basis capital losses of $0 and long-term tax basis capital losses of $1,023,151 which may be carried forward to offset future capital gains. To the extent that the Intrepid Income Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforwards. These losses do not expire.

During the 2021 fiscal year, Intrepid Income Fund utilized $1,740,039 of short-term capital loss carryover, and $3,006,094 of long-term capital loss carryover.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax returns for the fiscal year-end September 30, 2021, or for any other tax years which are open for exam. As of September 30, 2021, the Intrepid Capital Fund, the Intrepid Endurance Fund and the Intrepid Income Fund’s open tax years include the tax years ended September 30, 2018 through 2021. The Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next year. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur any interest or penalties, nor were any accrued as of September 30, 2021.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2021

8.	LINE OF CREDIT

The Intrepid Capital Management Funds Trust has a $20,000,000 uncommitted, unsecured, umbrella 364-day line of credit, for temporary emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The average interest rate as of September 30, 2021 was 3.00%. During the year ended September 30, 2021, the Intrepid Capital Fund’s maximum borrowing was $879,000 and average borrowing was $5,770. The Intrepid Income Fund’s maximum borrowing was $10,157,000 and average borrowing was $477,529.  The Intrepid Endurance Fund did not use the line.

9.	REORGANIZATION

On January 22, 2021, the Intrepid Endurance Fund (the “Acquiring Fund”) acquired all the net assets of the Intrepid Disciplined Value Fund (the “Acquired Fund”) pursuant to an Agreement and Plan of Reorganization approved by the series’ board of trustees on November 17, 2020. The purpose of the transaction was to combine two funds managed by the Adviser with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 1,027,967 shares of the Acquiring Fund (valued at $18,311,674) for all 1,576,243 shares of the Acquired Fund at the close of business on January 22, 2021. For financial reporting purposes, assets received, and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting to the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Acquired Fund’s net assets at that date ($18,311,674), including $6,619,064 of unrealized appreciation, were combined with those of the Acquiring Fund. The aggregate net assets of the Acquiring Fund immediately before the acquisition were $68,948,878. The aggregate net assets of the Acquiring Fund immediately after the acquisition were $87,260,552. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included on the Acquiring Fund’s Statement of Operations since January 22, 2021. 60% of the costs associated with the Plan of Reorganization were paid by the Adviser. 40% of the costs associated with the Plan of Reorganization were paid by the Acquired Fund and Acquiring Fund.

Assuming the acquisition had been completed on October 1, 2020, the beginning of the annual reporting year for the Acquiring Fund, the Acquired Fund’s pro forma results of operations for the period ended September 30, 2021, are as follows:

Net Investment Loss:	$(228,412)
Net Realized Loss on Investments:	$(6,581,938)
Net Unrealized Appreciation on Investments:	$6,122,267
Net Decrease in Net Assets Result from Operations:	$(688,084)

Intrepid Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and the Board of Trustees of
Intrepid Capital Management Funds Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of the Intrepid Capital Management Funds Trust, comprising the Intrepid Capital Fund, Intrepid Endurance Fund and Intrepid Income Fund (the “Funds”), including the schedules of investments, as of September 30, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds constituting the Intrepid Capital Management Funds Trust as of September 30, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the

Intrepid Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued)

financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Chicago, Illinois
November 24, 2021

We have served as the auditor of one or more Intrepid Capital Management Funds Trust investment companies since 2004.

Intrepid Funds

ADDITIONAL INFORMATION
September 30, 2021 (Unaudited)

Disclosure Regarding Fund Trustees and Officers

Number of
		Term of		Portfolios	Other
		Office	Principal	in Fund	Directorships
	Position(s)	and	Occupation(s)	Complex	Held by Trustee
Name, Address	Held with	Length	During Past	Overseen	During the
and Age	the Fund	of Service	Five Years	by Trustee	Past 5 Years
Independent Trustees(1)

Peter R. Osterman, Jr.	Trustee	Indefinite	Retired, former Senior	Three	None
c/o Intrepid Capital		Term;	Vice President and
Management		Since	Chief Financial
Funds Trust		November	Officer, HosePower
1400 Marsh Landing		2004	U.S.A. (an industrial
Parkway, Suite 106			tool distributor) (2010-
Jacksonville			November 2017);
Beach, FL 32250			Chief Financial Officer,
Year of Birth: 1948			Standard Precast, Inc.
(an industrial concrete
casting company)
(June 2017-October
2017), Chief Financial
Officer, JAX
Refrigeration, Inc.
(a commercial
refrigeration construction
company) (April
2016-June 2017).

Ed Vandergriff, CPA	Trustee	Indefinite	President,	Three	None
c/o Intrepid Capital		Term; Since	Development
Management		November	Catalysts (a real
Funds Trust		2004	estate finance
1400 Marsh Landing			and development
Parkway, Suite 106			company)
Jacksonville			(2000-present).
Beach, FL 32250
Year of Birth: 1949

John J. Broaddus	Trustee	Indefinite	Retired (March	Three	Trustee,
c/o Intrepid Capital		Term;	2020 to present);		Intrepid Capital
Management		Since	President & CEO,		Management
Funds Trust		March	Sunnyside		Funds Trust
1400 Marsh Landing		2020	Communities		(March 2019-
Parkway, Suite 106			(a retirement		October 2019)
Jacksonville			community)		(5 portfolios)
Beach, FL 32250			(2008-2020).
Year of the Birth: 1949

(1)	“Independent” trustees are trustees who are not deemed to be “interested persons” (as defined in the 1940 Act) of the Trust.

Intrepid Funds

ADDITIONAL INFORMATION (continued)
September 30, 2021 (Unaudited)

Number of
		Term of		Portfolios	Other
		Office	Principal	in Fund	Directorships
	Position(s)	and	Occupation(s)	Complex	Held by Trustee
Name, Address	Held with	Length	During Past	Overseen	During the
and Age	the Fund	of Service	Five Years	by Trustee	Past 5 Years
Interested Trustees(2)

Mark F. Travis	Trustee,	Indefinite	President, Intrepid	Three	None
c/o Intrepid Capital	President	Term;	Capital Management,
Management	and Chief	Since	Inc. (1995-present);
Funds Trust	Compliance	November	Chief Executive
1400 Marsh Landing	Officer	2004	Officer, Intrepid
Parkway, Suite 106			Capital Management,
Jacksonville			Inc. (2003-present).
Beach, FL 32250
Year of Birth: 1961

Officers
Donald C. White	Treasurer	Indefinite	Chief Financial	N/A	N/A
c/o Intrepid Capital	and	Term;	Officer, Intrepid
Management	Secretary	Since	Capital Management
Funds Trust		November	Inc. (2003-present).
1400 Marsh Landing		2004
Parkway, Suite 106
Jacksonville
Beach, FL 32250
Year of Birth: 1960

(1)
“Interested” trustees are trustees who are deemed to be “interested persons” (as defined in the 1940 Act) of the Trust. Mr. Travis is an interested trustee because of his ownership in the Adviser and because he is an officer of the Trust.

The Statement of Additional information includes additional information about the Fund’s Trustees and is available free of charge upon request by calling the Fund toll free at 1.866.996.3863.

Intrepid Funds

ADDITIONAL INFORMATION (continued)
September 30, 2021 (Unaudited)

Shareholder Notification of Federal Tax Status

The Intrepid Capital Fund and Intrepid Endurance Fund and Intrepid Income Fund designated $—, $— and $—, respectively, of total distributions paid during the fiscal year ended September 30, 2021 as net capital gain distributions eligible for long-term capital gain rates for individual shareholders.

The Intrepid Capital Fund, Intrepid Endurance Fund and Intrepid Income Fund designated 54.40%, 0.00% and 1.35%, respectively, of their ordinary income distributions for the year ended September 30, 2021 as qualified dividend income under the Jobs & Growth Tax Relief Reconciliation Act of 2003.

For the year ended September 30, 2021, 49.60%, 0.00% and 1.35% of Intrepid Capital Fund, Intrepid Endurance Fund and Intrepid Income Fund dividends paid from net ordinary income, respectively, qualify for the dividends received deduction available to corporate shareholders.

The Intrepid Capital Fund, Intrepid Endurance Fund and Intrepid Income Fund designated 80.85%, 0.00% and 100.00%, respectively, of their ordinary income distributions for the fiscal year as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c).

The Intrepid Capital Fund, Intrepid Endurance Fund and Intrepid Income Fund designated 0.00%, 0.00% and 0.00%, respectively, of their ordinary income distributions as short-term capitalization distributions under Internal Revenue Code Section 871(k)(2)(c).

Availability of Quarterly Portfolio Holdings Schedules

The Funds are required to file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT.  Once filed, the Funds’ Form N-PORT is available without charge, upon request on the SEC’s website (http://www.sec.gov) and is available by calling 1.866.996.3863.

Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1.866.996.3863 and on the SEC’s website (http://www.sec.gov).

The Funds are required to file how they voted proxies related to portfolio securities during the most recent 12-month period ended June 30.  Once filed, the information is available without charge, upon request, by calling 1.866.996.3863 and on the SEC’s website (http://www.sec.gov).

PRIVACY POLICY
Intrepid Capital Management Funds Trust

We collect the following nonpublic personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Board of Trustees
Edward Vandergriff
Mark Travis
Peter Osterman, Jr.
John J. Broaddus

Investment Adviser
Intrepid Capital Management, Inc.
1400 Marsh Landing Parkway, Suite 106
Jacksonville Beach, FL 32250

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606

Legal Counsel
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

Administrator, Transfer Agent
and Dividend Disbursing Agent
U.S. Bancorp Fund Services, LLC,
doing business as U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

Shareholder/Investor Information
1.866.996.3863
www.intrepidcapitalfunds.com

ITRPANNUAL-0921

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Incorporated by reference to the registrant’s December 5, 2008 N-CSR filing.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2021	FYE 9/30/2020
( a ) Audit Fees	$118,690	$142,250
( b ) Audit-Related Fees
( c ) Tax Fees	$17,614	$18,400
( d ) All Other Fees

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Deloitte & Touche applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2021	FYE 9/30/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 9/30/2021	FYE 9/30/2020
Registrant	$17,614	$18,400
Registrant’s Investment Adviser	$37,000	$37,720

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s [President/Principal Executive Officer] and [Treasurer/Principal Financial Officer] have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Incorporated by reference to the Registrant’s Form N-CSR filed December 5, 2008.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Intrepid Capital Management Funds Trust

By (Signature and Title)*    /s/Mark F. Travis
Mark F. Travis, President

Date    December 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Mark F. Travis
Mark F. Travis, President

Date    December 3, 2021

By (Signature and Title)*    /s/Donald C. White
Donald C. White, Treasurer

Date    December 3, 2021

* Print the name and title of each signing officer under his or her signature